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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2016 through September 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Income Trust

--------------------------------------------------------------------------------
                        Semiannual Report | September 30, 2016
--------------------------------------------------------------------------------

                        Ticker Symbol: PHT

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Schedule of Investments                                                       14

Financial Statements                                                          41

Notes to Financial Statements                                                 47

Approval of Investment Advisory Agreement                                     64

Trustees, Officers and Service Providers                                      68

                       Pioneer High Income Trust | Semiannual Report | 9/30/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through 9/30/16, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining short-term interest rates at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product grew at a rate of approximately 1.2% in the first half of 2016, although there are signs of stronger growth ahead, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields outside the U.S. are near zero and offer minimal opportunity to produce income. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it may take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape, with the U.S. elections in November, continued challenges with Brexit, and the December 2016 referendum on the Italian political system. These factors may make it even more challenging for investors to achieve returns similar to those experienced during periods of perceived market stability or economic growth. Against this backdrop, investors are likely to face challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using

2 Pioneer High Income Trust | Semiannual Report | 9/30/16 proprietary research, careful risk management, and a long-term perspective.
We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
September 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer High Income Trust | Semiannual Report | 9/30/16 3

Portfolio Management Discussion | 9/30/16

Higher-yielding, lower-quality bonds staged a robust rally during the six-month period ended September 30, 2016, maintaining the price recovery that had begun in February 2016. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the six-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is responsible for the daily management of the Trust.

Q How did the Trust perform during the six-month period ended September 30, 2016?

A Pioneer High Income Trust returned 16.73% at net asset value and 10.20% at market price during the six-month period ended September 30, 2016. During the same six-month period, the Trust's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index (the BofA ML Index), returned 11.69% at net asset value. The BofA ML Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the BofA ML Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same six-month period, the average return (at market price) of the 32 closed end funds in Lipper's High Yield Closed End Funds category (which may or may not be leveraged) was 14.87%.

     The shares of the Trust were selling at a 1.2% premium to net asset value at the end of the six-month period on September 30, 2016.

     On September 30, 2016, the standardized 30-day SEC yield of the Trust's shares was 7.90%*.

Q How would you describe the investment environment for high-yield debt during the six-month period ended September 30, 2016?

A During the six-month period, high-yield corporate debt sustained a robust rally that began in early February 2016. After posting poor returns for most of 2015, high-yield securities moved sharply higher as oil and other commodity prices finally bottomed and started recovering. The market for credit-linked securities also received support when the U.S. Federal Reserve System (the Fed) began sending signals that it probably would raise short-term interest rates gradually in 2016, rather than the four times that had been suggested at the beginning of the calendar year in the wake of its

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Semiannual Report | 9/30/16

     December 2015 rate hike. The climb in high-yield bond prices was interrupted, but just briefly, by the unexpected news in late June that the British electorate had voted in favor of exiting the European Union (known as "Brexit"). While the initial market reaction to the Brexit vote resulted in a quick two-day sell-off, high-yield bonds and other asset classes soon recovered and had reversed those losses by the end of the second calendar quarter (June 30).

     The price of oil bottomed at $26.21 per barrel in February and climbed to $48.24 by period end. Many observers interpreted the steady increase of oil prices as evidence that production and demand were converging and that the global economy could be strengthening, setting the stage for a pickup in oil and gas production.

     During the 2015 downturn in the high-yield market, energy industry securities had been among the worst-performing sectors in the asset class, as it appeared many companies would not survive the dramatic drop in oil prices and would eventually need to restructure. That scenario shifted considerably in February 2016, however, as oil prices bottomed and began to rebound. During the six-month period, based on improving prospects, the energy sector wound up being a leading performer within high yield as stronger companies were able to stabilize their finances and bond prices improved. While defaults in the sector did accelerate during the period, the market had actually priced-in a higher default rate based on the belief that many more companies would not survive and that the recovery in bond prices would be minimal. During the period, energy industry bonds generated an average total return of better than 27%, more than doubling the 11.69% return of the benchmark BofA ML Index. In addition, metals & mining industry debt, which had underperformed during the market's decline, also strongly outpaced the high-yield benchmark during the six-month period as the same dynamic drove market performance. Bonds issued by companies in other high-yield sectors such as cable/telecommunication services and the consumer groups - which performed more consistently than energy and metals & mining during the market downturn in 2015 - generated returns more in line with the overall high-yield asset class during the six-month period ended September 30, 2016.

Q Which of your investment decisions or other factors had the biggest effects on the Trust's benchmark-relative performance during the six-month period ended September 30, 2016?

A The Trust performed strongly versus the BofA ML Index during the period. The use of leverage, or borrowed funds, was the primary reason for the wide difference in the performance of the Trust relative to the benchmark. The


                       Pioneer High Income Trust | Semiannual Report | 9/30/16 5 use of leverage increases the Trust's risk and has the effect of amplifying the size of market swings on the portfolio. Just as the use of leverage had exaggerated the Trust's negative benchmark-relative results during the 2015 market downturn, when high-yield bond prices were in decline, the leverage enhanced the Trust's gains during the six-month period as high-yield bond prices appreciated.

     Security selection, in general, also contributed positively to the Trust's benchmark-relative performance during the period, even without factoring in the effects of leverage. With regard to security selection, holdings in the metals & mining, consumer, and utilities sectors aided the Trust's benchmark-relative returns.

     In the outperforming energy sector, however, the Trust saw mixed results during the period. While several individual portfolio holdings of energy-related issues performed quite well and benefited the Trust's performance, overall security selection in the energy sector had a negative effect on benchmark-relative results. The main reason for the underperformance was the somewhat higher quality of the energy holdings in the Trust's portfolio compared with the BofA ML Index -- a byproduct of our decision to reduce the Trust's energy exposure during the previous fiscal period ended March 31, 2016. Higher-quality energy bonds trailed the performance of lower-quality bonds during the six-month period, and so the Trust's benchmark-relative returns in the sector lagged. Sector allocation results within energy also mildly detracted from the Trust's performance relative to the BofA ML Index. The portfolio was slightly underweight to energy during the period, and was therefore unable to take full advantage of the sector's very strong performance.

     The Trust's underweight in technology bonds also detracted from benchmark-relative returns during the period. The portfolio was roughly 5% underweight in technology versus the BofA ML Index, a weighting consistent with our longer-term observation that technology bonds tend not to have as extensive asset coverage for the debt amounts when compared to other industries' averages. Over the full six months, lower-rated technology debt performed well, and so the underweight hurt the Trust's benchmark-relative results.

     Interest rates declined over the six-month period, with the yield on the 10-year Treasury falling from 1.77% to 1.60%. Due to this decline, the Trust's short-duration position relative to the BofA ML Index detracted from benchmark-relative results as longer-duration portfolios outperformed. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) We had kept the duration of the


6 Pioneer High Income Trust | Semiannual Report | 9/30/16

     Trust's portfolio short compared with the benchmark because we were concerned that the Fed might start raising short-term interest rates. At the end of the period, the average effective duration of the Trust's portfolio was 3.18 years, while the BofA ML Index's duration was 4.10 years.

Q Which individual securities had the greatest effect on the Trust's perform-ance, either positively or negatively, during the six-month period ended September 30, 2016?

A As noted earlier, while overall security selection results in energy detracted from the Trust's benchmark-relative returns during the period, several of the best individual performers in the portfolio were energy industry bonds, led by the debt of pipeline company Williams Companies, which we purchased after the company received a credit-rating downgrade. Other energy industry bonds that benefited the Trust's benchmark-relative performance during the period included securities of exploration-and-production company Sanchez Energy, and oil and natural gas producer Chesapeake Energy.

     The Trust had very little exposure to the metals & mining industry at the start of the period, but we added a holding in Freeport-McMoRan, a giant copper mining company that also has oil and natural gas drilling operations. The position performed well after our acquisition and aided the Trust's benchmark-relative performance.

     In other sectors, standout performers in the Trust's portfolio included the debt of several consumer-related companies, including Outerwall, whose businesses include vending machine companies such as Red Box (movie rentals) and Coinstar (converting of change into paper currency or gift cards); and Scientific Games, a manufacturer of gambling and other gaming equipment and devices. Finally, the bonds of Terraform Power and Terraform Global, two clean energy utilities, contributed to the Trust's benchmark-relative results during the period. Both companies were spinoffs of the bankrupt SunEdison, a producer of solar energy equipment.

     Two positions that did fall in price during the period were equity securities the Trust had received through bankruptcy actions: Tower Finance, an insurance broker, and Mirabella Nickel, a miner. Both companies reported disappointing results during the six-month period.

Q Did the Trust's distributions to shareholders change at all during the six-month period ended September 30, 2016?

A Yes, we reduced the monthly distribution to shareholders in May, from $0.095 per share to $0.085 per share. While the Trust's primary goal is to provide income to shareholders, we do not pursue that goal at the expense of taking undue risks with the Trust's principal. As below-investment-grade


                       Pioneer High Income Trust | Semiannual Report | 9/30/16 7 bond yields have fallen over the past several years, we found we could not sufficiently replace portfolio holdings of higher-yielding securities that either had reached maturity or been called away by issuers, without adding significant risk. Accordingly, we decided not to get overly aggressive in investing the Trust's assets in lower-rated bonds that we believed would increase the risk of price losses.

Q Did the level of leverage in the Trust change during the six-month period ended September 30, 2016?

A The Trust employs leverage through a credit agreement. (See Note 8 to the Financial Statements).

     At the end of the six-month period on September 30, 2016, 29.2% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 31.5% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2016. The total amount of borrowed funds did not change during the six months. The decline in leverage as a percentage of total managed assets was due to the increase in the values of securities in which the Trust had invested.

Q Did the Trust use any derivative securities during the six-month period ended September 30, 2016? If so, did the use of derivatives have a material impact on the Trust's performance?

A Yes, we used two kinds of derivatives during the period, although neither had a material effect on the Trust's performance. We invested in credit default swaps as part of a strategy to increase the portfolio's exposure to high-yield debt, including a swap for Goodyear Tire & Rubber. We also had invested in some currency forward transactions to minimize the impact of currency price fluctuations on the Trust's portfolio.

Q    What is your investment outlook?

A We are optimistic about investment opportunities in the high-yield universe, although we have become more cautious as high-yield bonds have risen in price and spreads have tightened. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     We think the domestic economy should continue to expand in a range above 2% annual gross domestic product (GDP) growth in the coming quarters. We see gains in the job market and strength in consumer spending sustaining the U.S. economic recovery, and while global growth trends appear weaker than domestic trends, we do see signs of economic

8 Pioneer High Income Trust | Semiannual Report | 9/30/16 strengthening overseas, which should benefit companies that issue high-yield debt. Likewise, as the U.S. dollar has stabilized, profits are starting to grow again.

     To be sure, though, there are reasons for caution. As defaults have risen over the past year, many investors are worried about a large number of corporations becoming over-leveraged, with burdensome debt obligations. We do not think that is happening, as banks in general have not been overly aggressive in granting loans, mainly due to increased regulation. We suspect high-yield defaults may have peaked in the third quarter of 2016 (driven in large part by energy companies), and are likely to decline during 2017. However, if the domestic economic expansion sputters and the economy begins weakening, default concerns would return next year, for it would be an indication that the corporate profit cycle may already have peaked at the same time corporations have begun to feel greater wage pressures than they have experienced in recent years. In the high-yield bond market, spreads have tightened to levels below long-term averages, signaling that the returns available in high yield may be less in the medium term.

     Political risks, too, have risen. These risks range from uncertainties about the potential results of the fiercely contested U.S. presidential election, the unknown effects of the Brexit vote in Great Britain, and the outcomes of upcoming elections in several European countries. Other political hot spots in the Middle East and Asia are also concerning. Such risks have the potential to increase market volatility in the coming months.

     Finally, the Fed's stance on interest-rate hikes is another source of concern, especially if it decides to get more aggressive in tightening monetary policy next year. While rising Treasury rates could also put pressure on high-yield bond prices, falling Treasury rates would signal economic weakness, a scenario not positive for the high-yield market.

     Given all those factors, we do not want to be aggressive in taking on credit risk in the Trust's portfolio. We have sought to reduce overall portfolio risk and have become more cautious in our security selection, while maintaining a higher cash level to maintain flexibility when it comes to making investment decisions. We believe the Trust's short-duration stance may also help during a period of uncertainty.

Please refer to the Schedule of Investments on pages 14-40 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.


                       Pioneer High Income Trust | Semiannual Report | 9/30/16 9

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer High Income Trust | Semiannual Report | 9/30/16

Portfolio Summary | 9/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    78.6%
U.S. Government and Agency Obligations                                      4.7%
Senior Secured Floating Rate Loan Interests                                 4.3%
Treasury Bills                                                              3.0%
Convertible Bonds & Notes                                                   2.8%
Preferred Stocks                                                            1.9%
Commercial Mortgage-Backed Securities                                       1.3%
Sovereign Debt Obligations                                                  0.9%
Convertible Preferred Stocks                                                0.7%
Repurchase Agreement                                                        0.5%
Commercial Paper                                                            0.4%
Common Stocks                                                               0.3%
Tax Exempt Obligations                                                      0.3%
Collateralized Mortgage Obligation                                          0.2%
Municipal Collateralized Debt Obligation                                    0.1%
Asset Backed Securities                                                     0.0%+
Warrant                                                                     0.0%+

* Includes investments in Insurance Linked Securities totaling 4.3% of total investment portfolio.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1. U.S. Treasury Notes, 0.418%, 10/31/17                                               1.85%
---------------------------------------------------------------------------------------------
 2. Hanover Insurance Corp., 7.625%, 10/15/25                                           1.58
---------------------------------------------------------------------------------------------
 3. Provident Funding Associates LP / PFG Finance Corp., 6.75%, 6/15/21 (144A)          1.20
---------------------------------------------------------------------------------------------
 4. Hologic, Inc., 2.0%, 12/15/37                                                       1.18
---------------------------------------------------------------------------------------------
 5. Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)                                  1.15
---------------------------------------------------------------------------------------------
 6. Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                                        1.08
---------------------------------------------------------------------------------------------
 7. U.S. Treasury Notes, 0.522%, 1/31/18                                                1.02
---------------------------------------------------------------------------------------------
 8. U.S. Treasury Notes, 0.44%, 4/30/18                                                 1.02
---------------------------------------------------------------------------------------------
 9. Windstream Corp., 7.5%, 6/1/22                                                      1.00
---------------------------------------------------------------------------------------------
10. U.S. Treasury Notes, 0.327%, 7/31/17                                                0.96
---------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 11

Prices and Distributions | 9/30/16

Market Value per Common Share

--------------------------------------------------------------------------------
                                      9/30/16                 3/31/16
--------------------------------------------------------------------------------
          Market Value                 $10.51                  $10.04
--------------------------------------------------------------------------------
            Premium                     1.2%                    7.5%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      9/30/16                 3/31/16
--------------------------------------------------------------------------------
         Net Asset Value               $10.39                   $9.34
--------------------------------------------------------------------------------

Distributions per Common Share:* 4/1/16 - 9/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment      Short-Term         Long-Term
                           Income         Capital Gains      Capital Gains
--------------------------------------------------------------------------------
                            $0.52              $--                $--
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    9/30/16                    3/31/16
--------------------------------------------------------------------------------
      30-Day SEC Yield               7.90%                      14.84%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

12 Pioneer High Income Trust | Semiannual Report | 9/30/16

Performance Update | 9/30/16

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index.

Average Annual Total Returns
(As of September 30, 2016)
--------------------------------------------------------------------------------
                         Net                     BofA ML
                         Asset                   U.S. High
                         Value       Market      Yield
Period                   (NAV)       Price       Index
--------------------------------------------------------------------------------
10 Years                  7.78%       6.86%       7.59%
5 Years                   7.40        1.79        8.24
1 Year                   11.59       14.85       12.82
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High        BofA ML U.S. High
                    Income Trust        Yield Index
9/06                $10,000             $10,000
9/07                $10,443             $10,773
9/08                $ 7,480             $ 9,519
9/09                $11,744             $11,647
9/10                $15,754             $13,804
9/11                $17,769             $13,986
9/12                $22,392             $16,635
9/13                $22,559             $17,815
9/14                $24,876             $19,103
9/15                $16,904             $18,422
9/16                $19,414             $20,783

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 13

Schedule of Investments | 9/30/16 (unaudited)

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 0.0%+ of
                             Net Assets
                             BANKS -- 0.0%+
                             Thrifts & Mortgage Finance -- 0.0%+
           83,529(a)         Security National Mortgage Loan Trust, Series 2007-1A,
                             Class 1A3, 6.55%, 4/25/37 (144A)                                $        83,460
                                                                                             ---------------
                             Total Banks                                                     $        83,460
------------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.0%+
                             Airlines -- 0.0%+
          464,658(b)         Aviation Capital Group Trust, Series 2000-1A, Class A1,
                             1.504%, 11/15/25 (144A)                                         $        37,173
                                                                                             ---------------
                             Total Transportation                                            $        37,173
------------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $397,479)                                                 $       120,633
------------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE OBLIGATION --
                             0.2% of Net Assets
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Thrifts & Mortgage Finance -- 0.2%
          660,000(a)         GMAT Trust, Series 2013-1A, Class M, 5.0%,
                             11/25/43 (144A)                                                 $       628,225
                                                                                             ---------------
                             Total Diversified Financials                                    $       628,225
------------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                             (Cost $636,070)                                                 $       628,225
------------------------------------------------------------------------------------------------------------
                             COMMERCIAL MORTGAGE-BACKED
                             SECURITIES -- 1.8% of Net Assets
                             BANKS -- 1.3%
                             Thrifts & Mortgage Finance -- 1.3%
          850,000(b)         BAMLL Commercial Mortgage Securities Trust, Series
                             2014-INLD, Class F, 3.037%, 12/15/29 (144A)                     $       767,317
          400,000(a)         Bear Stearns Commercial Mortgage Securities Trust,
                             Series 2007- PW16, Class B, 5.91%, 6/11/40 (144A)                       369,000
        1,000,000(a)         Citigroup Commercial Mortgage Trust, Series
                             2014-GC23, Class E, 3.208%, 7/10/47 (144A)                              620,404
          472,325(b)         EQTY Mezzanine Trust, Series 2014-INMZ, Class M,
                             5.267%, 5/8/31 (144A)                                                   442,765
          515,000(b)         GS Mortgage Securities Trust, Series 2014-GSFL,
                             Class D, 4.424%, 7/15/31 (144A)                                         499,894
          153,079            Homeowner Assistance Program Reverse Mortgage
                             Loan Trust, Series 2013-RM1, Class A, 4.0%,
                             5/26/53 (144A)                                                          152,314
          200,000            JP Morgan Chase Commercial Mortgage Securities
                             Trust, Series 2006-CB16, Class AJ, 5.623%, 5/12/45                      200,674
          650,000(a)         JP Morgan Chase Commercial Mortgage Securities Trust,
                             Series 2007-LD12, Class AJ, 6.207%, 2/15/51                             591,211

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          250,000(a)         Springleaf Mortgage Loan Trust, Series 2013-1A,
                             Class B1, 5.58%, 6/25/58 (144A)                                 $       251,667
           46,646(a)         Wachovia Bank Commercial Mortgage Trust, Series
                             2006-C24, Class AJ, 5.658%, 3/15/45                                      46,588
                                                                                             ---------------
                             Total Banks                                                     $     3,941,834
------------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.5%
                             Thrifts & Mortgage Finance -- 0.5%
          700,000(b)         CFCRE Mortgage Trust, Series 2015-RUM, Class E,
                             5.124%, 7/15/30 (144A)                                          $       680,301
          900,000(a)         Commercial Mortgage Trust, Series 2007-C9, Class H,
                             6.007%, 12/10/49 (144A)                                                 830,604
                                                                                             ---------------
                             Total Diversified Financials                                    $     1,510,905
------------------------------------------------------------------------------------------------------------
                             TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                             (Cost $5,603,752)                                               $     5,452,739
------------------------------------------------------------------------------------------------------------
                             SENIOR SECURED FLOATING RATE LOAN
                             INTERESTS -- 5.9% of Net Assets* (b)
                             AUTOMOBILES & COMPONENTS -- 0.1%
                             Automobile Manufacturers -- 0.1%
          336,950            Inteva Products LLC, Term B Loan, 9.75%, 9/8/21                 $       338,845
                                                                                             ---------------
                             Total Automobiles & Components                                  $       338,845
------------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.6%
                             Aerospace & Defense -- 0.4%
        1,000,000            DynCorp International, Inc., Term Loan B2, 7.75%,
                             7/7/20                                                          $     1,004,167
------------------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.1%
          313,298            Filtration Group Corp., Second Lien Initial Term Loan,
                             8.25%, 11/22/21                                                 $       314,081
------------------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.1%
          380,000            Blount International, Inc., Initial Term Loan,
                             0.0%, 4/12/23                                                   $       385,225
                                                                                             ---------------
                             Total Capital Goods                                             $     1,703,473
------------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.4%
                             Consumer Electronics -- 0.4%
        1,125,000            Redbox Automated Retail LLC, First Lien Term B Loan,
                             0.0% 9/27/21                                                    $     1,102,500
                                                                                             ---------------
                             Total Consumer Durables & Apparel                               $     1,102,500
------------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.2%
                             Education Services -- 0.2%
          738,028            Cengage Learning Acquisitions, Inc., 2016
                             Refinancing Term Loan, 5.25%, 6/7/23                            $       738,688
                                                                                             ---------------
                             Total Consumer Services                                         $       738,688
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 15

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.9%
                             Coal & Consumable Fuels -- 0.0%+
          587,500            PT Bumi Resources Tbk, Term Loan, 18.0%, 11/4/16                $       136,594
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Drilling -- 0.3%
        1,050,500            Jonah Energy LLC, Second Lien Initial Term Loan,
                             7.5%, 5/12/21                                                   $       955,955
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.6%
          500,000            Chesapeake Energy Corp., Term Loan Class A,
                             8.5%, 8/23/21                                                   $       525,250
        1,255,878            EP Energy LLC (fka Everest Acquisition LLC), Term Loan,
                             9.75%, 6/30/21                                                        1,235,994
                                                                                             ---------------
                                                                                             $     1,761,244
                                                                                             ---------------
                             Total Energy                                                    $     2,853,793
------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                             Health Care Technology -- 0.3%
        1,313,405(c)         Medical Card System, Inc., Term Loan, 1.5%, 5/31/19             $       853,713
                                                                                             ---------------
                             Total Health Care Equipment & Services                          $       853,713
------------------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.6%
                             Property & Casualty Insurance -- 0.6%
        1,885,452            Confie Seguros Holding II Co., Second Lien Term Loan,
                             11.5%, 5/8/19                                                   $     1,872,882
                                                                                             ---------------
                             Total Insurance                                                 $     1,872,882
------------------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.5%
                             Diversified Metals & Mining -- 0.0%+
           85,916            FMG Resources (August 2006) Pty, Ltd. (FMG America
                             Finance, Inc.), Term Loan, 3.75%, 6/30/19                       $        85,930
          131,698(d)(e)      PT Bakrie & Brothers Tbk, Facility Term Loan B,
                             8.15%, 11/25/14                                                          19,754
                                                                                             ---------------
                                                                                             $       105,684
------------------------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.3%
        1,000,000            Caraustar Industries, Inc., Incremental Term Loan,
                             8.0%, 5/1/19                                                    $     1,009,750
------------------------------------------------------------------------------------------------------------
                             Paper Products -- 0.2%
          560,980            Ranpak Corp., Second Lien Initial Term Loan,
                             8.25%, 10/3/22                                                  $       535,736
                                                                                             ---------------
                             Total Materials                                                 $     1,651,170
------------------------------------------------------------------------------------------------------------
                             MEDIA -- 1.0%
                             Publishing -- 1.0%
          178,295            Lee Enterprises, Inc., First Lien Term Loan,
                             7.25%, 3/31/19                                                  $       178,402
        2,817,938            McGraw-Hill Global Education Holdings LLC, First Lien
                             Term B Loan, 5.0%, 5/4/22                                             2,836,254
                                                                                             ---------------
                             Total Media                                                     $     3,014,656
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.5%
                             Biotechnology -- 0.5%
        1,539,559            Lantheus Medical Imaging, Inc., Term Loan,
                             7.0%, 6/30/22                                                   $     1,511,334
                                                                                             ---------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences            $     1,511,334
------------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.6%
                             Automotive Retail -- 0.5%
        1,432,179            CWGS Group LLC, Term Loan, 5.75%, 2/20/20                       $     1,436,207
------------------------------------------------------------------------------------------------------------
                             Computer & Electronics Retail -- 0.1%
           74,093(c)(f)      Targus Group International, Inc., Tranche A-2 Term Loan,
                             15.0% (15.0% PIK 0.0% cash), 12/31/19                           $        74,094
          222,279(c)(f)      Targus Group International, Inc., Tranche B Term Loan,
                             15.0% (15.0% PIK 0.0% cash), 12/31/19                                   222,279
                                                                                             ---------------
                                                                                             $       296,373
                                                                                             ---------------
                             Total Retailing                                                 $     1,732,580
------------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.2%
                             Application Software -- 0.2%
          500,000            STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                             6.25%, 6/30/22                                                  $       493,125
                                                                                             ---------------
                             Total Software & Services                                       $       493,125
------------------------------------------------------------------------------------------------------------
                             TOTAL SENIOR SECURED FLOATING RATE
                             LOAN INTERESTS
                             (Cost $18,635,383)                                              $    17,866,759
------------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS & NOTES -- 109.0% of
                             Net Assets
                             AUTOMOBILES & COMPONENTS -- 1.1%
                             Auto Parts & Equipment -- 1.0%
EUR       360,000(f)         IHO Verwaltungs GmbH, 3.25% (4.0% PIK 0.0% cash),
                             9/15/23 (144A)                                                  $       403,539
EUR       840,000(f)         IHO Verwaltungs GmbH, 3.75% (4.5% PIK 0.0% cash),
                             9/15/26 (144A)                                                          938,308
        1,744,000(g)         International Automotive Components Group SA,
                             9.125%, 6/1/18 (144A)                                                 1,706,940
                                                                                             ---------------
                                                                                             $     3,048,787
------------------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.1%
          312,000            TI Group Automotive Systems LLC, 8.75%,
                             7/15/23 (144A)                                                  $       339,307
                                                                                             ---------------
                             Total Automobiles & Components                                  $     3,388,094
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 17

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             BANKS -- 4.3%
                             Diversified Banks -- 2.3%
        1,200,000(a)         Access Bank Plc, 9.25%, 6/24/21 (144A)                          $     1,044,000
          200,000(a)         Banco Nacional de Comercio Exterior SNC, 3.8%,
                             8/11/26 (144A)                                                          194,190
        1,650,000(a)(g)(h)   Bank of America Corp., 6.25%                                          1,718,227
          600,000(a)(g)(h)   Bank of America Corp., 6.5%                                             649,875
        1,000,000(a)(h)      Credit Agricole SA, 7.875% (144A)                                       999,580
IDR 5,800,000,000            European Investment Bank, 7.2%, 7/9/19 (144A)                           445,144
        1,000,000(a)(h)      Royal Bank of Scotland Group Plc, 8.625%                                978,750
          980,000(a)(h)      Societe Generale SA, 7.375% (144A)                                      960,400
                                                                                             ---------------
                                                                                             $     6,990,166
------------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 2.0%
        1,325,000(g)         Ocwen Financial Corp., 6.625%, 5/15/19                          $     1,175,937
        4,825,000(g)         Provident Funding Associates LP / PFG Finance Corp.,
                             6.75%, 6/15/21 (144A)                                                 4,867,219
                                                                                             ---------------
                                                                                             $     6,043,156
                                                                                             ---------------
                             Total Banks                                                     $    13,033,322
------------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 6.6%
                             Aerospace & Defense -- 2.3%
        2,200,000            ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                        $     2,255,000
        2,215,000(g)         DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                              2,198,387
        2,770,764(f)(g)      DynCorp International, Inc., 11.875% (1.5% PIK
                             10.375% cash), 11/30/20                                               2,050,365
          525,000            Triumph Group, Inc., 5.25%, 6/1/22                                      494,813
                                                                                             ---------------
                                                                                             $     6,998,565
------------------------------------------------------------------------------------------------------------
                             Agricultural & Farm Machinery -- 0.6%
        1,890,000(g)         Titan International, Inc., 6.875%, 10/1/20                      $     1,781,325
------------------------------------------------------------------------------------------------------------
                             Building Products -- 0.1%
          400,000            Griffon Corp., 5.25%, 3/1/22                                    $       401,500
------------------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.0%+
        1,500,000(d)(g)      Abengoa Finance SAU, 8.875%, 11/1/17 (144A)                     $        75,000
------------------------------------------------------------------------------------------------------------
                             Construction Machinery & Heavy Trucks -- 0.6%
          235,000            Commercial Vehicle Group, Inc., 7.875%, 4/15/19                 $       234,412
        1,085,000            Engility Corp., 8.875%, 9/1/24 (144A)                                 1,098,563
          330,000(g)         Meritor, Inc., 6.25%, 2/15/24                                           315,975
                                                                                             ---------------
                                                                                             $     1,648,950
------------------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.4%
        1,070,000            JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                  $     1,132,863
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 1.5%
        2,575,000(g)         Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                        $     2,462,344
        2,010,000(g)         Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                          2,105,475
                                                                                             ---------------
                                                                                             $     4,567,819
------------------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 1.1%
        2,580,000(g)         H&E Equipment Services, Inc., 7.0%, 9/1/22                      $     2,721,900
          580,000(g)         TRAC Intermodal LLC / TRAC Intermodal Corp.,
                             11.0%, 8/15/19                                                          611,900
                                                                                             ---------------
                                                                                             $     3,333,800
                                                                                             ---------------
                             Total Capital Goods                                             $    19,939,822
------------------------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL SERVICES -- 2.1%
                             Commercial Printing -- 0.7%
        1,295,000(g)         Cenveo Corp., 6.0%, 8/1/19 (144A)                               $     1,149,313
          860,000            Mustang Merger Corp., 8.5%, 8/15/21 (144A)                              914,825
                                                                                             ---------------
                                                                                             $     2,064,138
------------------------------------------------------------------------------------------------------------
                             Diversified Support Services -- 1.4%
          660,000            Broadspectrum, Ltd., 8.375%, 5/15/20 (144A)                     $       702,900
        3,900,000(g)         NANA Development Corp., 9.5%, 3/15/19 (144A)                          3,471,000
                                                                                             ---------------
                                                                                             $     4,173,900
                                                                                             ---------------
                             Total Commercial & Professional Services                        $     6,238,038
------------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 2.6%
                             Homebuilding -- 2.6%
          285,000            Beazer Homes USA, Inc., 8.75%, 3/15/22 (144A)                   $       300,675
          750,000(g)         Beazer Homes USA, Inc., 9.125%, 5/15/19                                 755,025
          800,000(g)         Brookfield Residential Properties, Inc., 6.375%,
                             5/15/25 (144A)                                                          799,000
        1,500,000            KB Home, 7.0%, 12/15/21                                               1,612,500
          790,000(g)         KB Home, 7.5%, 9/15/22                                                  857,150
        1,035,000            KB Home, 7.625%, 5/15/23                                              1,102,275
        1,975,000(g)         Rialto Holdings LLC / Rialto Corp., 7.0%,
                             12/1/18 (144A)                                                        2,004,625
          565,000(g)         Taylor Morrison Communities, Inc. / Monarch
                             Communities, Inc., 5.625%, 3/1/24 (144A)                                581,950
                                                                                             ---------------
                             Total Consumer Durables & Apparel                               $     8,013,200
------------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 7.2%
                             Casinos & Gaming -- 2.8%
EUR     1,575,000            Intralot Capital Luxembourg SA, 6.75%, 9/15/21 (144A)           $     1,769,818
          727,896(d)(f)      Mashantucket Western Pequot Tribe, 6.5% (5.5%
                             PIK 1.0% cash), 7/1/36                                                    3,639
        1,700,000(g)         MGM Resorts International, 6.0%, 3/15/23                              1,844,500
        1,225,000            Scientific Games International, Inc., 6.25%, 9/1/20                     943,250
        2,350,000(g)         Scientific Games International, Inc., 6.625%, 5/15/21                 1,786,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 19

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Casinos & Gaming -- (continued)
        2,565,000(g)         Scientific Games International, Inc., 10.0%, 12/1/22            $     2,366,213
                                                                                             ---------------
                                                                                             $     8,713,420
------------------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 1.1%
        2,470,000            Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                     $     2,309,450
        1,000,000            Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                           1,025,000
                                                                                             ---------------
                                                                                             $     3,334,450
------------------------------------------------------------------------------------------------------------
                             Restaurants -- 1.0%
        1,045,000            Landry's, Inc., 6.75%, 10/15/24 (144A)                          $     1,063,287
        2,000,000(g)         PF Chang's China Bistro, Inc., 10.25%, 6/30/20 (144A)                 1,885,000
                                                                                             ---------------
                                                                                             $     2,948,287
------------------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 2.3%
        2,754,000(g)         Constellis Holdings LLC / Constellis Finance Corp.,
                             9.75%, 5/15/20 (144A)                                           $     2,705,805
        1,795,000(g)         Monitronics International, Inc., 9.125%, 4/1/20                       1,687,300
        1,015,000(g)         Prime Security Services Borrower LLC / Prime Finance,
                             Inc., 9.25%, 5/15/23 (144A)                                           1,106,350
        1,400,000(g)         StoneMor Partners LP / Cornerstone Family
                             Services WV, 7.875%, 6/1/21                                           1,414,000
                                                                                             ---------------
                                                                                             $     6,913,455
                                                                                             ---------------
                             Total Consumer Services                                         $    21,909,612
------------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 2.8%
                             Consumer Finance -- 1.2%
          675,000(g)         Ally Financial, Inc., 5.75%, 11/20/25                           $       706,219
        1,030,000(g)         Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%,
                             4/1/20 (144A)                                                         1,004,250
          735,000(g)         Navient Corp., 6.625%, 7/26/21                                          740,512
        1,720,000(g)         TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                             9/15/18 (144A)                                                        1,281,400
                                                                                             ---------------
                                                                                             $     3,732,381
------------------------------------------------------------------------------------------------------------
                             Diversified Capital Markets -- 0.2%
          700,000(a)(g)(h)   Credit Suisse Group AG, 7.5% (144A)                             $       712,075
------------------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.3%
        1,239,000(a)(g)(h)   Goldman Sachs Capital II, 4.0%                                  $     1,009,785
------------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 1.1%
          425,000(g)         Nationstar Mortgage LLC / Nationstar Capital Corp.,
                             6.5%, 7/1/21                                                    $       416,500
        2,845,000(g)         Nationstar Mortgage LLC / Nationstar Capital Corp.,
                             6.5%, 6/1/22                                                          2,731,200
                                                                                             ---------------
                                                                                             $     3,147,700
                                                                                             ---------------
                              Total Diversified Financials                                   $     8,601,941
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             ENERGY -- 17.1%
                             Integrated Oil & Gas -- 0.3%
          750,000            YPF SA, 8.875%, 12/19/18 (144A)                                 $       830,625
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Drilling -- 0.9%
          730,000            Drill Rigs Holdings, Inc., 6.5%, 10/1/17 (144A)                 $       222,650
          280,000            Rowan Cos., Inc., 4.875%, 6/1/22                                        236,600
          954,000            Rowan Cos., Inc., 5.4%, 12/1/42                                         634,410
          131,000            Rowan Cos., Inc., 5.85%, 1/15/44                                         90,717
        1,800,000(g)         Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)                    1,431,000
                                                                                             ---------------
                                                                                             $     2,615,377
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.3%
        1,020,000(g)         McDermott International, Inc., 8.0%, 5/1/21 (144A)              $       965,175
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 7.3%
        2,350,000            California Resources Corp., 8.0%, 12/15/22 (144A)               $     1,562,750
          525,000            Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                                  543,375
        1,295,000(d)(g)      EPL Oil & Gas, Inc., 8.25%, 2/15/18                                     178,062
          860,000            Extraction Oil & Gas Holdings LLC / Extraction Finance
                             Corp., 7.875%, 7/15/21 (144A)                                           894,400
          870,000            Great Western Petroleum LLC / Great Western Finance,
                             Inc., 9.0%, 9/30/21 (144A)                                              872,175
        2,015,000(g)         Gulfport Energy Corp., 7.75%, 11/1/20                                 2,093,081
        2,035,000(g)         Halcon Resources Corp., 12.0%, 2/15/22 (144A)                         2,035,000
        2,000,000(d)(g)      Midstates Petroleum Co., Inc., 9.25%, 6/1/21                             20,000
          330,000            Murphy Oil Corp., 6.875%, 8/15/24                                       341,122
          590,000(g)         Parsley Energy LLC / Parsley Finance Corp., 7.5%,
                             2/15/22 (144A)                                                          626,875
        1,856,000            PetroQuest Energy, Inc., 10.0%, 2/15/21 (144A)                        1,438,400
        3,380,000(d)         Quicksilver Resources, Inc., 7.125%, 11/30/16                               338
        1,800,000(g)         Rice Energy, Inc., 6.25%, 5/1/22                                      1,858,500
        2,935,000(g)         Sanchez Energy Corp., 7.75%, 6/15/21                                  2,582,800
        3,000,000(g)         Seven Generations Energy, Ltd., 8.25%, 5/15/20 (144A)                 3,191,250
          625,000            Whiting Petroleum Corp., 5.0%, 3/15/19                                  604,688
        2,015,000(g)         Whiting Petroleum Corp., 5.75%, 3/15/21                               1,884,025
          950,000(g)         WPX Energy, Inc., 7.5%, 8/1/20                                        1,004,625
          335,000(g)         WPX Energy, Inc., 8.25%, 8/1/23                                         360,125
                                                                                             ---------------
                                                                                             $    22,091,591
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 1.4%
        3,859,000(g)         Calumet Specialty Products Partners LP / Calumet
                             Finance Corp., 6.5%, 4/15/21                                    $     3,154,733
          750,000(g)         Calumet Specialty Products Partners LP / Calumet
                             Finance Corp., 7.75%, 4/15/23 (144A)                                    600,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 21

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- (continued)
          549,474(b)         EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                             6.487%, 9/24/19                                                 $       534,363
                                                                                             ---------------
                                                                                             $     4,289,096
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 6.9%
        1,218,000            Archrock Partners LP / Archrock Partners Finance
                             Corp., 6.0%, 4/1/21                                             $     1,141,875
          215,000            Archrock Partners LP / Archrock Partners Finance
                             Corp., 6.0%, 10/1/22                                                    199,413
        1,145,000            Blue Racer Midstream LLC / Blue Racer Finance Corp.,
                             6.125%, 11/15/22 (144A)                                               1,119,237
          250,000            Cheniere Corpus Christi Holdings LLC, 7.0%,
                             6/30/24 (144A)                                                          270,000
          875,000(g)         Crestwood Midstream Partners LP / Crestwood
                             Midstream Finance Corp., 6.25%, 4/1/23 (144A)                           885,937
          735,000            DCP Midstream Operating LP, 5.6%, 4/1/44                                679,875
        1,524,000(b)(g)      Energy Transfer Partners LP, 3.774%, 11/1/66                          1,036,320
          248,000            EnLink Midstream Partners LP, 5.05%, 4/1/45                             219,535
          717,000            EnLink Midstream Partners LP, 5.6%, 4/1/44                              663,500
          350,000(a)(g)      Enterprise Products Operating LLC, 4.465%, 8/1/66                       329,910
        2,500,000(g)         Genesis Energy LP / Genesis Energy Finance Corp.,
                             6.75%, 8/1/22                                                         2,575,950
        1,410,000(g)         Global Partners LP / GLP Finance Corp., 6.25%,
                             7/15/22                                                               1,307,775
        1,100,000(g)         Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23                 1,025,750
        1,850,000            ONEOK, Inc., 6.875%, 9/30/28                                          1,914,750
          385,000(g)         PBF Logistics LP / PBF Logistics Finance Corp.,
                             6.875%, 5/15/23                                                         371,044
        2,500,000(g)         Sunoco LP / Sunoco Finance Corp., 6.375%,
                             4/1/23 (144A)                                                         2,568,750
          360,000            Targa Resources Partners LP / Targa Resources Partners
                             Finance Corp., 4.125%, 11/15/19                                         365,040
        1,185,000            Western Refining Logistics LP / WNRL Finance Corp.,
                             7.5%, 2/15/23                                                         1,214,625
        3,040,000(g)         Williams Cos., Inc., 5.75%, 6/24/44                                   3,131,200
                                                                                             ---------------
                                                                                             $    21,020,486
                                                                                             ---------------
                             Total Energy                                                    $    51,812,350
------------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.5%
                             Food Retail -- 0.5%
          950,000            C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)               $       935,750
          805,000(g)         Tops Holding LLC / Tops Markets II Corp., 8.0%,
                             6/15/22 (144A)                                                          724,500
                                                                                             ---------------
                             Total Food & Staples Retailing                                  $     1,660,250
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 7.2%
                             Agricultural Products -- 0.8%
        2,100,000(g)         Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)                 $     1,459,500
          810,000            Southern States Cooperative, Inc., 10.0%,
                             8/15/21 (144A)                                                          635,850
          575,000(d)         Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                              235,750
                                                                                             ---------------
                                                                                             $     2,331,100
------------------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 4.9%
          775,000            Bertin SA / Bertin Finance, Ltd., 10.25%,
                             10/5/16 (144A)                                                  $       775,000
        1,250,000(d)         CFG Investment SAC, 9.75%, 7/30/19 (144A)                               734,375
        1,240,000(g)         Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)                     1,261,700
          750,000            Marfrig Holding Europe BV, 8.0%, 6/8/23 (144A)                          768,375
        1,000,000            Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                      1,033,750
        1,200,000            Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)                     1,191,000
        1,240,000            Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                           1,218,300
        3,400,000(g)         Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                          3,595,500
          400,000            Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                           436,000
        1,250,000(g)         Post Holdings, Inc., 5.0%, 8/15/26 (144A)                             1,243,750
        2,000,000(g)         Post Holdings, Inc., 6.0%, 12/15/22 (144A)                            2,112,500
          500,000(g)         Post Holdings, Inc., 8.0%, 7/15/25 (144A)                               572,188
                                                                                             ---------------
                                                                                             $    14,942,438
------------------------------------------------------------------------------------------------------------
                             Soft Drinks -- 0.5%
        1,625,000(g)         Cott Beverages, Inc., 5.375%, 7/1/22                            $     1,673,750
------------------------------------------------------------------------------------------------------------
                             Tobacco -- 1.0%
        3,540,000(g)         Alliance One International, Inc., 9.875%, 7/15/21               $     3,004,575
                                                                                             ---------------
                             Total Food, Beverage & Tobacco                                  $    21,951,863
------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 5.7%
                             Health Care Facilities -- 4.7%
        3,365,000(g)         CHS/Community Health Systems, Inc., 6.875%, 2/1/22              $     2,893,900
          610,000            CHS/Community Health Systems, Inc., 8.0%, 11/15/19                      597,800
        2,400,000(g)         Kindred Healthcare, Inc., 6.375%, 4/15/22                             2,274,000
        2,000,000(g)         Kindred Healthcare, Inc., 8.0%, 1/15/20                               2,035,000
          805,000            Quorum Health Corp., 11.625%, 4/15/23 (144A)                            668,150
        1,620,000            RegionalCare Hospital Partners Holdings, Inc.,
                             8.25%, 5/1/23 (144A)                                                  1,672,650
        2,805,000(g)         Universal Hospital Services, Inc., 7.625%, 8/15/20                    2,671,762
        1,165,000            Vizient, Inc., 10.375%, 3/1/24 (144A)                                 1,336,838
                                                                                             ---------------
                                                                                             $    14,150,100
------------------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.7%
        2,250,000(g)         BioScrip, Inc., 8.875%, 2/15/21                                 $     2,103,750
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 23

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.3%
          900,000(g)         Emdeon, Inc., 11.0%, 12/31/19                                   $       947,250
                                                                                             ---------------
                             Total Health Care Equipment & Services                          $    17,201,100
------------------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.8%
                             Household Products -- 0.8%
        2,220,000            Springs Industries, Inc., 6.25%, 6/1/21                         $     2,297,700
                                                                                             ---------------
                             Total Household & Personal Products                             $     2,297,700
------------------------------------------------------------------------------------------------------------
                             INSURANCE -- 10.9%
                             Multi- Line Insurance -- 2.1%
        3,075,000(a)(g)      Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)              $     4,674,000
        1,100,000(g)         MetLife, Inc., 10.75%, 8/1/39                                         1,762,860
                                                                                             ---------------
                                                                                             $     6,436,860
------------------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 3.1%
        3,000,000(c)(i)      Fixed Income Trust Series 2013-A, 0.0%,
                             10/15/97 (144A)                                                 $     2,792,808
        5,300,000(g)         Hanover Insurance Corp., 7.625%, 10/15/25                             6,375,921
          265,000(a)(g)(h)   White Mountains Insurance Group, Ltd., 7.506%, (144A)                   266,696
                                                                                             ---------------
                                                                                             $     9,435,425
------------------------------------------------------------------------------------------------------------
                             Reinsurance -- 5.7%
          500,000(b)         Alamo Re, Ltd., 6.049%, 6/7/18 (144A) (Cat Bond)                $       518,250
          500,000(j)(k)      Arlington Segregated Account (Artex SAC, Ltd.), Variable
                             Rate Notes, 8/1/17                                                       24,300
          500,000(j)(k)      Artex Segregated Account (Artex SAC, Ltd.), Variable
                             Rate Notes, 6/15/17                                                     481,600
          250,000(b)         Blue Halo Re, Ltd., 14.264%, 6/21/19 (144A)
                             (Cat Bond)                                                              260,325
          400,000(b)         Caelus Re, Ltd., Series 2013-2, Class A, 7.114%,
                             4/7/17 (144A) (Cat Bond)                                                409,560
          700,000(j)(k)      Carnoustie Segregated Account (Artex SAC, Ltd.),
                             Variable Rate Notes, 11/30/20                                           751,310
          700,000(j)(k)      Carnoustie Segregated Account (Artex SAC, Ltd.),
                             Variable Rate Notes, 2/28/17                                             14,280
          500,000(b)         Galileo Re, Ltd., 7.669%, 1/9/17 (144A) (Cat Bond)                      505,850
        1,300,000(j)(k)      Gullane Segregated Account (Artex SAC, Ltd.), Variable
                             Rate Notes, 11/30/20                                                  1,380,730
          750,000(b)         Kilimanjaro Re, Ltd., 5.019%, 4/30/18 (144A)
                             (Cat Bond)                                                              767,850
          250,000(b)         Kilimanjaro Re, Ltd., Series 2015-1, Class D, 9.519%,
                             12/6/19 (144A) (Cat Bond)                                               261,125
          250,000(b)         Kilimanjaro Re, Ltd., Series 2015-1, Class E, 7.019%,
                             12/6/19 (144A) (Cat Bond)                                               258,175
          250,000(j)(k)      Kingsbarns Segregated Account (Artex SAC, Ltd.),
                             Variable Rate Notes, 5/15/17                                            238,400

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
        1,000,000(j)(k)      Lahinch Segregated Account (Artex SAC, Ltd.), Variable
                             Rate Notes, 5/10/21                                             $       982,600
            760,000(j)(k)    Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate
                             Notes, 3/31/18                                                           53,200
            800,000(j)(k)    Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate
                             Notes, 3/31/19                                                          828,960
            500,000(j)(k)    Nairn 2016 Segregated Account (Artex SAC, Ltd.), Variable
                             Rate Notes, 8/29/17                                                     471,400
        1,000,000(j)(k)      Pangaea Re XI Segregated Account (Artex SAC, Ltd.),
                             Variable Rate Notes, 7/1/18                                              18,000
        1,000,000(j)(k)      Pangaea Re Segregated Account (Artex SAC, Ltd.),
                             Series 2015-1, Variable Rate Notes, 2/1/19                               39,200
        1,000,000(j)(k)      Pangaea Re Segregated Account (Artex SAC, Ltd.),
                             Series 2015-2, Variable Rate Notes, 7/1/19                              104,400
        1,200,000(j)(k)      Pangaea Re Segregated Account (Artex SAC, Ltd.),
                             Series 2016-1, Variable Rate Notes, 2/1/20                            1,301,160
        1,000,000(j)(k)      Pangaea Re Segregated Account (Artex SAC, Ltd.),
                             Series 2016-2, Variable Rate Notes, 11/30/20                          1,047,900
          400,000(b)         Residential Reinsurance 2012, Ltd., 13.014%,
                             12/6/16 (144A) (Cat Bond)                                               405,440
          250,000(b)         Residential Reinsurance 2012, Ltd., 19.264%,
                             12/6/16 (144A) (Cat Bond)                                               254,950
          250,000(b)         Residential Reinsurance 2013, Ltd., 9.514%,
                             6/6/17 (144A) (Cat Bond)                                                261,875
          400,000(l)         Resilience Re, Ltd., 4/7/17 (Cat Bond)                                  388,320
          600,000(b)         Resilience Re, Ltd., 4.564%, 1/9/17 (Cat Bond)                          600,000
          500,000(b)         Sanders Re, Ltd., Series 2013-1, Class B, 4.264%,
                             5/5/17 (144A) (Cat Bond)                                                504,000
            6,043(j)(k)      Sector Re V, Ltd. (Swiss Re), Series 4, Class C, Variable
                             Rate Notes, 12/1/19 (144A)                                                7,571
          800,000(j)(k)      Sector Re V, Ltd. (Swiss Re), Series 5, Class C, Variable
                             Rate Notes, 12/1/20 (144A)                                              884,720
            3,125(j)(k)      Sector Re V, Ltd. (Swiss Re), Series 5, Class F, Variable
                             Rate Notes, 3/1/20 (144A)                                                70,146
          750,000(j)(k)      Sector Re V, Ltd. (Swiss Re), Series 6, Class A, Variable
                             Rate Notes, 3/1/21 (144A)                                               788,025
          800,000(j)(k)      Silverton Re, Ltd. (Aon Benfield Securities, Inc.),
                             Variable Rate Notes, 9/18/17 (144A)                                      19,760
          500,000(j)(k)      Silverton Re, Ltd. (Aon Benfield Securities, Inc.),
                             Variable Rate Notes, 9/17/18 (144A)                                     528,600
          500,000(j)(k)      St. Andrews Segregated Account (Artex SAC, Ltd.),
                             Variable Rate Notes, 2/28/17                                              9,850
          500,000(j)(k)      St. Andrews Segregated Account (Artex SAC, Ltd.),
                             Variable Rate Notes, 2/1/18                                             534,350
        1,250,000(j)(k)      Versutus, Ltd. (MMC Securities), Series 2015-A,
                             Variable Rate Notes, 12/31/17                                            28,250

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 25

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
        1,250,000(j)(k)      Versutus, Ltd. (MMC Securities), Series 2016-A,
                             Variable Rate Notes, 11/30/20                                   $     1,341,125
                                                                                             ---------------
                                                                                             $    17,345,557
                                                                                             ---------------
                             Total Insurance                                                 $    33,217,842
------------------------------------------------------------------------------------------------------------
                             MATERIALS -- 12.3%
                             Commodity Chemicals -- 2.6%
        3,250,000(g)         Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                    $     4,374,139
        3,625,000(g)         Rain CII Carbon LLC / CII Carbon Corp., 8.25%,
                             1/15/21 (144A)                                                        3,534,375
                                                                                             ---------------
                                                                                             $     7,908,514
------------------------------------------------------------------------------------------------------------
                             Copper -- 0.7%
        2,420,000            Freeport-McMoRan, Inc., 3.55%, 3/1/22                           $     2,202,200
------------------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 0.9%
          210,000(g)         Blue Cube Spinco, Inc., 9.75%, 10/15/23 (144A)                  $       246,750
          210,000(g)         Blue Cube Spinco, Inc., 10.0%, 10/15/25 (144A)                          247,800
          420,000            CVR Partners LP / CVR Nitrogen Finance Corp.,
                             9.25%, 6/15/23 (144A)                                                   406,350
        1,660,000(g)         Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)                     1,514,750
          305,000(g)         Platform Specialty Products Corp., 10.375%,
                             5/1/21 (144A)                                                           328,638
                                                                                             ---------------
                                                                                             $     2,744,288
------------------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 1.1%
          253,000(g)         Boart Longyear Management Pty, Ltd., 10.0%,
                             10/1/18 (144A)                                                  $       174,570
          725,000(g)         FMG Resources August 2006 Pty, Ltd., 9.75%,
                             3/1/22 (144A)                                                           841,000
        1,917,924(c)(d)      Mirabela Nickel, Ltd., 9.5%, 6/24/19                                    163,024
        1,410,000            Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                  1,321,875
          145,000            Teck Resources, Ltd., 8.0%, 6/1/21 (144A)                               157,687
          145,000            Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                               166,025
          340,000            Vale Overseas, Ltd., 6.25%, 8/10/26                                     355,198
                                                                                             ---------------
                                                                                             $     3,179,379
------------------------------------------------------------------------------------------------------------
                             Forest Products -- 0.5%
        1,655,000(g)         Eldorado International Finance GmbH, 8.625%,
                             6/16/21 (144A)                                                  $     1,381,925
------------------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 2.2%
        1,745,000(g)         Albea Beauty Holdings SA, 8.375%, 11/1/19 (144A)                $     1,823,525
EUR       400,000(f)         ARD Finance SA, 6.625% (7.375% PIK 0.0% cash),
                             9/15/23 (144A)                                                          432,082
          400,000(f)         ARD Finance SA, 7.125% (7.875% PIK 0.0% cash),
                             9/15/23 (144A)                                                          398,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- (continued)
        1,010,000(g)         Ardagh Packaging Finance Plc / Ardagh Holdings
                             USA, Inc., 7.25%, 5/15/24 (144A)                                $     1,075,650
          445,000(g)         Coveris Holdings SA, 7.875%, 11/1/19 (144A)                             455,012
        1,035,000(g)         Reynolds Group Issuer, Inc., 7.0%, 7/15/24 (144A)                     1,110,038
        1,430,000(g)         Reynolds Group Issuer, Inc., 9.875%, 8/15/19                          1,472,900
                                                                                             ---------------
                                                                                             $     6,767,207
------------------------------------------------------------------------------------------------------------
                             Paper Packaging -- 1.3%
          303,000(g)         AEP Industries, Inc., 8.25%, 4/15/19                            $       312,847
EUR     3,105,000            SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                     3,660,217
                                                                                             ---------------
                                                                                             $     3,973,064
------------------------------------------------------------------------------------------------------------
                             Paper Products -- 1.1%
        1,590,000(g)         Appvion, Inc., 9.0%, 6/1/20 (144A)                              $     1,025,550
        2,250,000            Mercer International, Inc., 7.0%, 12/1/19                             2,325,937
                                                                                             ---------------
                                                                                             $     3,351,487
------------------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.7%
          945,000(g)         A Schulman, Inc., 6.875%, 6/1/23 (144A)                         $       954,450
          500,000            GCP Applied Technologies, Inc., 9.5%, 2/1/23 (144A)                     571,225
          400,000(g)         Hexion US Finance Corp., 6.625%, 4/15/20                                352,000
          350,000            Tronox Finance LLC, 6.375%, 8/15/20                                     322,875
                                                                                             ---------------
                                                                                             $     2,200,550
------------------------------------------------------------------------------------------------------------
                             Steel -- 1.2%
        2,483,000            Optima Specialty Steel, Inc., 12.5%, 12/15/16 (144A)            $     2,209,870
          720,000            SunCoke Energy Partners LP / SunCoke Energy Partners
                             Finance Corp., 7.375%, 2/1/20 (144A)                                    673,200
          635,000            Zekelman Industries, Inc., 9.875%, 6/15/23 (144A)                       669,925
                                                                                             ---------------
                                                                                             $     3,552,995
                                                                                             ---------------
                             Total Materials                                                 $    37,261,609
------------------------------------------------------------------------------------------------------------
                             MEDIA -- 1.5%
                             Advertising -- 0.3%
          810,000            MDC Partners, Inc., 6.5%, 5/1/24 (144A)                         $       749,250
------------------------------------------------------------------------------------------------------------
                             Broadcasting -- 0.3%
          670,000            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                          $       685,075
        1,000,000(g)         Intelsat Luxembourg SA, 7.75%, 6/1/21                                   335,000
                                                                                             ---------------
                                                                                             $     1,020,075
------------------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.2%
          465,000            DISH DBS Corp., 7.75%, 7/1/26 (144A)                            $       494,062
------------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.7%
        1,400,000(g)         Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                      $     1,043,000
        1,115,000            Regal Entertainment Group, 5.75%, 2/1/25                              1,123,363

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 27

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- (continued)
        1,890,000(d)(e)(g)   SFX Entertainment, Inc., 9.625%, 2/1/19 (144A)                  $         9,450
                                                                                             ---------------
                                                                                             $     2,175,813
                                                                                             ---------------
                             Total Media                                                     $     4,439,200
------------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 3.3%
                             Biotechnology -- 0.5%
        1,500,000(g)         ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)                $     1,526,250
------------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 2.8%
        1,508,000(g)         DPx Holdings BV (FKA JLL / Delta Dutch Newco BV),
                             7.5%, 2/1/22 (144A)                                             $     1,594,710
        1,490,000(g)         Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                             6.0%, 7/15/23 (144A)                                                  1,355,900
        1,265,000(g)         Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                             6.5%, 2/1/25 (144A)                                                   1,117,944
EUR       575,000            VRX Escrow Corp., 4.5%, 5/15/23                                         510,463
        4,395,000(g)         VRX Escrow Corp., 5.875%, 5/15/23 (144A)                              3,790,688
                                                                                             ---------------
                                                                                             $     8,369,705
                                                                                             ---------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences            $     9,895,955
------------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 1.3%
                             Diversified Real Estate Activities -- 0.1%
          330,000            Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)                    $       347,754
------------------------------------------------------------------------------------------------------------
                             Specialized REIT -- 1.2%
        3,480,000(g)         Communications Sales & Leasing, Inc. / CSL Capital
                             LLC, 8.25%, 10/15/23                                            $     3,652,225
                                                                                             ---------------
                             Total Real Estate                                               $     3,999,979
------------------------------------------------------------------------------------------------------------
                             RETAILING -- 2.9%
                             Automotive Retail -- 1.2%
        1,385,000(g)         Asbury Automotive Group, Inc., 6.0%, 12/15/24                   $     1,426,550
        2,260,000(g)         DriveTime Automotive Group, Inc. / DT Acceptance
                             Corp., 8.0%, 6/1/21 (144A)                                            2,186,550
                                                                                             ---------------
                                                                                             $     3,613,100
------------------------------------------------------------------------------------------------------------
                             Computer & Electronics Retail -- 0.9%
        2,855,000(g)         Rent-A-Center, Inc., 6.625%, 11/15/20                           $     2,755,075
------------------------------------------------------------------------------------------------------------
                             Department Stores -- 0.6%
          935,000(g)         Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)                  $       979,412
          900,000(g)         Neiman Marcus Group, Ltd., LLC, 8.0%,
                             10/15/21 (144A)                                                         751,500
                                                                                             ---------------
                                                                                             $     1,730,912
------------------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.2%
          685,000            Radio Systems Corp., 8.375%, 11/1/19 (144A)                     $       714,969
                                                                                             ---------------
                             Total Retailing                                                 $     8,814,056
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.3%
                             Semiconductors -- 0.3%
          425,000            Micron Technology, Inc., 5.5%, 2/1/25                           $       416,500
          665,000            Micron Technology, Inc., 5.625%, 1/15/26 (144A)                         636,738
                                                                                             ---------------
                             Total Semiconductors & Semiconductor Equipment                  $     1,053,238
------------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 1.0%
                             Data Processing & Outsourced Services -- 0.3%
          805,000(g)         First Data Corp., 7.0%, 12/1/23 (144A)                          $       851,287
------------------------------------------------------------------------------------------------------------
                             Internet Software & Services -- 0.5%
        1,500,000            Cimpress NV, 7.0%, 4/1/22 (144A)                                $     1,563,750
------------------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.2%
          555,000(g)         Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
                             7.125%, 6/15/24 (144A)                                          $       610,416
                                                                                             ---------------
                             Total Software & Services                                       $     3,025,453
------------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                             Communications Equipment -- 0.2%
          645,000(g)         CommScope Technologies Finance LLC, 6.0%,
                             6/15/25 (144A)                                                  $       687,731
------------------------------------------------------------------------------------------------------------
                             Electronic Equipment & Instruments -- 0.3%
          745,000(g)         Zebra Technologies Corp., 7.25%, 10/15/22                       $       807,394
------------------------------------------------------------------------------------------------------------
                             Technology Hardware, Storage & Peripherals -- 0.4%
        1,240,000(g)         Diebold, Inc., 8.5%, 4/15/24 (144A)                             $     1,284,950
                                                                                             ---------------
                             Total Technology Hardware & Equipment                           $     2,780,075
------------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 8.0%
                             Integrated Telecommunication Services -- 5.4%
        3,500,000(g)         CenturyLink, Inc., 5.625%, 4/1/25                               $     3,351,250
        2,890,000            Frontier Communications Corp., 7.125%, 1/15/23                        2,694,925
        1,400,000(g)         Frontier Communications Corp., 7.625%, 4/15/24                        1,309,000
        1,330,000(g)         Frontier Communications Corp., 11.0%, 9/15/25                         1,388,187
        1,975,000(g)         GCI, Inc., 6.75%, 6/1/21                                              2,028,819
        1,725,000(g)         GCI, Inc., 6.875%, 4/15/25                                            1,768,125
        4,200,000(g)         Windstream Corp., 7.5%, 6/1/22                                        4,032,000
                                                                                             ---------------
                                                                                             $    16,572,306
------------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 2.6%
        1,085,000(g)         Altice Financing SA, 6.625%, 2/15/23 (144A)                     $     1,113,481
          300,000(g)         Altice Finco SA, 8.125%, 1/15/24 (144A)                                 310,500
        1,025,000            Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                              890,469
        3,080,000(g)         Sprint Corp., 7.125%, 6/15/24                                         3,003,000
        2,150,000(g)         Sprint Corp., 7.25%, 9/15/21                                          2,158,063

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 29

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- (continued)
          400,000            Unison Ground Lease Funding LLC, 5.78%,
                             3/15/20 (144A)                                                  $       391,732
                                                                                             ---------------
                                                                                             $     7,867,245
                                                                                             ---------------
                             Total Telecommunication Services                                $    24,439,551
------------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 3.5%
                             Airlines -- 1.1%
          280,000            Fly Leasing, Ltd., 6.375%, 10/15/21                             $       284,200
          360,000            Intrepid Aviation Group Holdings LLC / Intrepid
                             Finance Co., 6.875%, 2/15/19 (144A)                                     324,000
        2,050,000            Intrepid Aviation Group Holdings LLC / Intrepid
                             Finance Co., 8.25%, 7/15/17 (144A)                                    2,009,000
          600,000(g)         United Continental Holdings, Inc., 6.375%, 6/1/18                       630,000
                                                                                             ---------------
                                                                                             $     3,247,200
------------------------------------------------------------------------------------------------------------
                             Marine -- 0.2%
        1,025,000            Navios South American Logistics, Inc. / Navios
                             Logistics Finance US, Inc., 7.25%, 5/1/22 (144A)                $       779,000
------------------------------------------------------------------------------------------------------------
                             Railroads -- 0.8%
          957,996(f)         AAF Holdings LLC / AAF Finance Co., 12.0%,
                             (12.75% PIK 12.0% cash), 7/1/19 (144A)                          $       981,946
        1,520,000            Florida East Coast Holdings Corp., 9.75%, 5/1/20 (144A)               1,379,400
                                                                                             ---------------
                                                                                             $     2,361,346
------------------------------------------------------------------------------------------------------------
                             Trucking -- 1.4%
        4,175,000(g)         Jack Cooper Holdings Corp., 9.25%, 6/1/20                       $     2,839,000
        2,000,000(g)         Syncreon Group BV / Syncreon Global Finance US, Inc.,
                             8.625%, 11/1/21 (144A)                                                1,480,000
                                                                                             ---------------
                                                                                             $     4,319,000
                                                                                             ---------------
                             Total Transportation                                            $    10,706,546
------------------------------------------------------------------------------------------------------------
                             UTILITIES -- 5.1%
                             Electric Utilities -- 1.3%
        1,010,000(a)(g)      Enel S.p.A., 8.75%, 9/24/73 (144A)                              $     1,180,437
          180,000            PPL Energy Supply LLC, 4.625%, 7/15/19 (144A)                           169,200
        3,175,000(g)         PPL Energy Supply LLC, 6.5%, 6/1/25                                   2,547,938
                                                                                             ---------------
                                                                                             $     3,897,575
------------------------------------------------------------------------------------------------------------
                             Gas Utilities -- 0.4%
        1,245,000            Ferrellgas LP / Ferrellgas Finance Corp., 6.75%,
                             6/15/23                                                         $     1,095,600
------------------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy
                             Traders -- 2.9%
        2,105,000(g)         NRG Energy, Inc., 6.625%, 1/15/27 (144A)                        $     2,062,900
          950,000            NRG Energy, Inc., 7.25%, 5/15/26 (144A)                                 966,625
        2,430,000(g)         TerraForm Global Operating LLC, 13.75%,
                             8/15/22 (144A)                                                        2,502,900

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy
                             Traders -- (continued)
          505,000(g)(i)      TerraForm Power Operating LLC, 9.375%, 2/1/23 (144A)            $       518,888
        2,620,000(g)(i)      TerraForm Power Operating LLC, 9.625%,
                             6/15/25 (144A)                                                        2,751,000
                                                                                             ---------------
                                                                                             $     8,802,313
------------------------------------------------------------------------------------------------------------
                             Multi-Utilities -- 0.5%
        1,698,562            Ormat Funding Corp., 8.25%, 12/30/20                            $     1,681,576
                                                                                             ---------------
                             Total Utilities                                                 $    15,477,064
------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS & NOTES
                             (Cost $338,041,476)                                             $   331,157,860
------------------------------------------------------------------------------------------------------------
                             CONVERTIBLE BONDS & NOTES -- 3.9% of
                             Net Assets
                             CAPITAL GOODS -- 1.2%
                             Construction Machinery & Heavy Trucks -- 1.2%
        2,625,000(g)         Meritor, Inc., 7.875%, 3/1/26                                   $     3,530,625
                                                                                             ---------------
                             Total Capital Goods                                             $     3,530,625
------------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.0%+
                             Coal & Consumable Fuels -- 0.0%+
        1,905,000(d)         Massey Energy Co., 3.25%, 11/30/16                              $         3,810
                                                                                             ---------------
                             Total Energy                                                    $         3,810
------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.6%
                             Health Care Equipment -- 1.6%
        2,837,000(g)(i)      Hologic, Inc., 2.0%, 12/15/37                                   $     4,780,345
                                                                                             ---------------
                             Total Health Care Equipment & Services                          $     4,780,345
------------------------------------------------------------------------------------------------------------
                             MATERIALS -- 1.1%
                             Diversified Chemicals -- 1.1%
        4,000,000(m)         Hercules, Inc., 6.5%, 6/30/29                                   $     3,484,320
                                                                                             ---------------
                             Total Materials                                                 $     3,484,320
------------------------------------------------------------------------------------------------------------
                             UTILITIES -- 0.0%+
                             Renewable Electricity -- 0.0%+
          170,984(d)(f)      LDK Solar Co., Ltd., 5.535% (5.535% PIK 0.0%
                             cash), 12/31/18                                                 $        15,388
           42,000(d)(e)      Suntech Power Holdings Co., Ltd., 3.0%, 12/31/16                              2
                                                                                             ---------------
                             Total Utilities                                                 $        15,390
------------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE BONDS & NOTES
                             (Cost $10,054,007)                                              $    11,814,490
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 31

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             SOVEREIGN DEBT OBLIGATIONS -- 1.3% of
                             Net Assets
                             Argentina -- 0.8%
        2,405,000            Provincia del Chubut Argentina, 7.75%,
                             7/26/26 (144A)                                                  $     2,456,106
------------------------------------------------------------------------------------------------------------
                             Russia -- 0.5%
        1,241,200(i)         Russian Government International Bond, 7.5%,
                             3/31/30                                                         $     1,505,581
------------------------------------------------------------------------------------------------------------
                             TOTAL SOVEREIGN DEBT OBLIGATIONS
                             (Cost $3,315,460)                                               $     3,961,687
------------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                             6.5% of Net Assets
        3,885,000(b)         U.S. Treasury Notes, 0.327%, 7/31/17                            $     3,886,333
        7,490,000(b)         U.S. Treasury Notes, 0.418%, 10/31/17                                 7,497,198
        4,125,000(b)         U.S. Treasury Notes, 0.522%, 1/31/18                                  4,135,040
        4,130,000(b)         U.S. Treasury Notes, 0.440%, 4/30/18                                  4,133,440
                                                                                             ---------------
                                                                                             $    19,652,011
------------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $19,645,968)                                              $    19,652,011
------------------------------------------------------------------------------------------------------------
                             TAX EXEMPT OBLIGATIONS -- 0.5% of
                             Net Assets (n)
                             Connecticut -- 0.1%
          395,000(a)         Connecticut State Health & Educational Facility Authority,
                             Yale University, Series V-2, 0.69%, 7/1/36                      $       395,000
------------------------------------------------------------------------------------------------------------
                             Pennsylvania -- 0.2%
          600,000(a)         Geisinger Authority, Geisinger Health System, Series B,
                             0.88%, 8/1/22                                                   $       600,000
------------------------------------------------------------------------------------------------------------
                             Texas -- 0.2%
          420,000(a)         Lower Neches Valley Authority Industrial Development
                             Corp., Exxon Mobil, 0.82%, 11/1/38                              $       420,000
------------------------------------------------------------------------------------------------------------
                             TOTAL TAX EXEMPT OBLIGATIONS
                             (Cost $1,415,000)                                               $     1,415,000
------------------------------------------------------------------------------------------------------------
                             MUNICIPAL COLLATERALIZED DEBT
                             OBLIGATION -- 0.1% of Net Assets
        3,300,000(a)         Non-Profit Preferred Funding Trust I, Series E, 0.0%,
                             9/15/37 (144A)                                                  $       259,611
------------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                             (Cost $3,294,061)                                               $       259,611
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 0.5% of Net Assets
                             CAPITAL GOODS -- 0.0%+
                             Industrial Machinery -- 0.0%+
           33,171(c)(e)      Liberty Tire Recycling LLC                                      $           332
                                                                                             ---------------
                             Total Capital Goods                                             $           332
------------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.0%+
                             Oil & Gas Exploration & Production -- 0.0%+
           13,750(e)         PetroQuest Energy, Inc.                                         $        47,574
                                                                                             ---------------
                             Total Energy                                                    $        47,574
------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                             Health Care Technology -- 0.0%+
          244,563(c)(e)      Medical Card System, Inc.                                       $         2,446
                                                                                             ---------------
                             Total Health Care Equipment & Services                          $         2,446
------------------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.0%+
                             Insurance Brokers -- 0.0%+
GBP         1,625(c)(e)      Towergate Finance Plc                                           $            21
                                                                                             ---------------
                             Total Insurance                                                 $            21
------------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.1%
                             Computer & Electronics Retail -- 0.1%
           68,241(c)(e)      Targus Cayman SubCo., Ltd.                                      $       238,843
                                                                                             ---------------
                             Total Retailing                                                 $       238,843
------------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.4%
                             Air Freight & Logistics -- 0.4%
            3,266(e)         CEVA Holdings LLC                                               $     1,143,010
                                                                                             ---------------
                             Total Transportation                                            $     1,143,010
------------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $3,432,398)                                               $     1,432,226
------------------------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCKS -- 1.0%
                             of Net Assets
                             BANKS -- 0.7%
                             Diversified Banks -- 0.7%
            1,880(h)         Bank of America Corp., 7.25%                                    $     2,295,179
                                                                                             ---------------
                             Total Banks                                                     $     2,295,179
------------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                             SCIENCES -- 0.3%
                             Pharmaceuticals -- 0.3%
            1,000            Teva Pharmaceutical Industries, Ltd., 7.0%, 12/15/18            $       813,309
                                                                                             ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                                   $       813,309
------------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $2,383,242)                                               $     3,108,488
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 33

------------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 2.6% of Net Assets
                             BANKS -- 1.0%
                             Diversified Banks -- 1.0%
            3,000(a)(h)      AgStar Financial Services ACA, 6.75%(144A)                      $     3,180,750
                                                                                             ---------------
                             Total Banks                                                     $     3,180,750
------------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.1%
                             Other Diversified Financial Services -- 1.1%
          132,750(a)(g)      GMAC Capital Trust I, 6.602%, 2/15/40                           $     3,373,178
                                                                                             ---------------
                             Total Diversified Financials                                    $     3,373,178
------------------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.5%
                             Insurance Brokers -- 0.5%
GBP     1,548,867(c)(e)      Towergate Finance Plc, Class B                                  $     1,487,775
                                                                                             ---------------
                             Total Insurance                                                 $     1,487,775
------------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $8,622,491)                                               $     8,041,703
------------------------------------------------------------------------------------------------------------
                             WARRANT -- 0.0%+ of Net Assets
                             INSURANCE -- 0.0%+
                             Insurance Brokers
GBP           466(c)(e)(o)   Towergate Finance Plc                                           $             -
------------------------------------------------------------------------------------------------------------
                             TOTAL WARRANT
                             (Cost $-)                                                       $             -
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 5.5%
                             of Net Assets
                             COMMERCIAL PAPER -- 0.6%
        1,075,000            BNP Paribas SA, 0.27%, 10/3/16                                  $     1,074,967
          680,000            Prudential Funding LLC, 0.36%, 10/3/16                                  679,981
                                                                                             ---------------
                                                                                             $     1,754,948
------------------------------------------------------------------------------------------------------------
                             REPURCHASE AGREEMENT -- 0.8%
        2,280,000            $2,280,000 ScotiaBank, 0.47%, dated 9/30/16,
                             plus accrued interest on 10/3/16 collateralized
                             by the following:
                             $455 Freddie Mac Giant, 3.0%, 2/1/27, $506
                             Federal Home Loan Mortgage Corp., 2.611%,
                             9/1/44, $1,342,782 Federal National Mortgage
                             Association (ARM), 2.725-2.95%, 6/1/40-9/1/45,
                             $981,523 Federal National Mortgage Association,
                             2.5-4.0%, 2/1/31-7/1/46, $426 Government
                             National Mortgage Association, 4.0%, 10/15/41.                  $     2,280,000
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Semiannual Report | 9/30/16

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             TREASURY BILLS -- 4.1%
        3,775,000(l)         U.S. Treasury Bill, 10/6/16                                     $     3,774,966
        3,250,000(l)         U.S. Treasury Bill, 10/13/16                                          3,249,847
        5,500,000(l)         U.S. Treasury Bill, 11/3/16                                           5,499,060
                                                                                             ---------------
                                                                                             $    12,523,873
------------------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $16,558,839)                                              $    16,558,821
------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN SECURITIES -- 138.8%
                             (Cost -- $432,035,626) (p)(q)                                   $   421,470,253
------------------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- (38.8)%                         $  (117,809,032)
------------------------------------------------------------------------------------------------------------
                             NET ASSETS APPLICABLE TO COMMON
                             SHAREOWNERS -- 100.0%                                           $   303,661,221
============================================================================================================

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2016, the value of these securities amounted to $188,385,441, or 62.0% of total net assets applicable to common shareowners.

(Cat Bond)  Catastrophe or Event-linked bond. At September 30, 2016, the value of these securities amounted to $5,395,720, or 1.8% of total net assets applicable to common shareowners. See Notes to Financial Statements - Note 1F.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2016.

(a) The interest rate is subject to change periodically. The interest rate shown is the rate at September 30, 2016.

(b) Floating rate note. The rate shown is the coupon rate at September 30, 2016.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements - Note 1A.

(d)         Security is in default.

(e)         Non-income producing.

(f) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Denotes security pledged and segregated as collateral for the credit financing agreement.

(h)         Security is perpetual in nature and has no stated maturity date.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 35

(i) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2016.

(j) Structured reinsurance investment. At September 30, 2016, the value of these securities amounted to $11,949,837, or 3.9% of total net assets applicable to common shareowners. See Notes to Financial Statements - Note 1F.

(k)         Rate to be determined.

(l) Security issued with a zero coupon. Income is recognized through accretion of discount.

(m)         Security is priced as a unit.

(n)         Consists of Revenue Bonds unless otherwise indicated.

(o) Towergate B Preferred warrants are exercisable into 466 Tig FinCo A shares.

(p) At September 30, 2016, the net unrealized depreciation on investments based on cost for federal tax purposes of $433,537,447 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                           $ 25,703,418

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                            (37,770,612)
                                                                                     ------------
               Net unrealized depreciation                                           $(12,067,194)
                                                                                     ============

For financial reporting purposes net unrealized depreciation on investments was $10,565,373 and cost of investments aggregated $432,035,626.

(q) Distributions of Investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

            United States                                                  78.3%
            Bermuda                                                         4.3
            Luxembourg                                                      4.1
            Netherlands                                                     3.1
            Canada                                                          2.6
            Other (individually less than 1%)                               7.6
                                                                          -----
                                                                          100.0%
                                                                          =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended

September 30, 2016 were as follows:

--------------------------------------------------------------------------------
                                                  Purchases         Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                         $19,649,345       $         --
Other Long-Term Securities                        $81,182,473       $105,546,938

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which PIM serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2016, the Trust engaged in purchases and sales pursuant to these procedures amounting to $8,541,196 and $1,178,330, respectively

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR --     Euro
GBP --     Great British Pound
IDR --     Indonesian Rupiah

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Semiannual Report | 9/30/16

CREDIT DEFAULT SWAP AGREEMENT -- SELL PROTECTION

----------------------------------------------------------------------------------------------------
                                Obligation
 Notional                       Entity/             Credit     Expiration  Premiums    Unrealized
 Principal ($)(1) Counterparty  Index       Coupon  Rating(2)  Date        (Received)  Appreciation
----------------------------------------------------------------------------------------------------
 2,000,000        JPMorgan      Goodyear    5.00%   BB         12/20/17     $(65,000)  $184,226
                  Chase         Tire &
                  Bank NA       Rubber Co.
----------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENT

----------------------------------------------------------------------------------------------------
                                                     Annual
Notional                     Pay/       Floating     Fixed     Expiration  Premiums    Unrealized
Principal ($)   Exchange     Receive    Rate         Rate      Date        Paid        Depreciation
----------------------------------------------------------------------------------------------------
 22,500,000     Chicago      Receive    LIBOR USD    1.593%    11/9/20     $101        $(536,481)
                Mercantile              3 Month
                Exchange
----------------------------------------------------------------------------------------------------

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

      Level 1 -- quoted prices in active markets for identical securities.

      Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2016, in valuing the Trust's investments.

----------------------------------------------------------------------------------------------
                                  Level 1         Level 2        Level 3            Total
----------------------------------------------------------------------------------------------
Asset Backed Securities           $        --     $  120,633     $           --     $  120,633
Collateralized Mortgage
    Obligation                             --        628,225                 --        628,225
Commercial Mortgage-Backed
    Securities                             --      5,452,739                 --      5,452,739
Senior Secured Floating
    Rate Loan Interests
    Health Care Equipment
      & Services
      Health Care
        Technology                         --             --            853,713        853,713
    Retailing
      Computer &
        Electronics Retail                 --             --            296,373        296,373
All Other Senior Secured
    Floating Rate
    Loan Interests                         --     16,716,673                 --     16,716,673

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 37

---------------------------------------------------------------------------------------------------------------------
                                             Level 1             Level 2            Level 3              Total
---------------------------------------------------------------------------------------------------------------------
Corporate Bonds & Notes
    Insurance
      Property & Casualty
        Insurance                            $          --       $  6,642,617       $     2,792,808      $  9,435,425
      Reinsurance                                       --          4,407,400            12,938,157        17,345,557
    Materials
      Diversified Metals
        & Mining                                        --          3,016,355               163,024         3,179,379
All Other Corporate
    Bonds & Notes                                       --        301,197,499                    --       301,197,499
Convertible Bonds & Notes                               --         11,814,490                    --        11,814,490
Sovereign Debt Obligations                              --          3,961,687                    --         3,961,687
U.S. Government and
      Agency Obligations                                --         19,652,011                    --        19,652,011
Tax Exempt Obligations                                  --          1,415,000                    --         1,415,000
Municipal Collateralized
    Debt Obligation                                     --            259,611                    --           259,611
Common Stocks
    Capital Goods
      Industrial Machinery                              --                 --                   332               332
    Health Care Equipment
      & Services
      Health Care Technology                            --                 --                 2,446             2,446
    Insurance
      Insurance Brokers                                 --                 --                    21                21
    Retailing
      Computer &
        Electronics Retail                              --                 --               238,843           238,843
    Transportation
      Air Freight & Logistics                           --          1,143,010                    --         1,143,010
All Other Common Stocks                             47,574                 --                    --            47,574
Convertible Preferred Stocks                     3,108,488                 --                    --         3,108,488
Preferred Stocks
    Insurance
      Insurance Brokers                                 --                 --             1,487,775         1,487,775
All Other Preferred Stocks                       6,553,928                 --                    --         6,553,928
Warrant                                                 --                 --                    --*               --*
Commercial Paper                                        --          1,754,948                    --         1,754,948
Repurchase Agreement                                    --          2,280,000                    --         2,280,000
Treasury Bills                                          --         12,523,873                    --        12,523,873
---------------------------------------------------------------------------------------------------------------------
Total Investments in
    Securities                               $   9,709,990       $392,986,771       $    18,773,492      $421,470,253
=====================================================================================================================
Other Financial Instruments
Unrealized appreciation
    on credit default swap                   $          --       $    184,226       $            --      $    184,226
Unrealized appreciation
    on forward foreign
    currency contracts                                  --             46,279                    --            46,279
Unrealized depreciation
    on centrally cleared
    interest rate swap                                  --           (536,481)                   --          (536,481)
Unrealized depreciation
    on forward foreign
    currency contracts                                  --            (11,488)                   --           (11,488)
---------------------------------------------------------------------------------------------------------------------
Total Other
    Financial Instruments                    $          --       $   (317,464)      $            --      $   (317,464)
=====================================================================================================================

*     Includes securities that are valued at $0.

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Semiannual Report | 9/30/16

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                      Change in                                                                 Transfers
               Balance     Realized   unrealized                                 Accrued    Transfers Transfers in and out  Balance
               as of       gain       appreciation                               discounts/ in to     out of    of Level 3  as of
               3/31/16     (loss)(1)  (depreciation)(2) Purchases   Sales        premiums   Level 3*  Level 3*  categories  9/30/16
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured
 Floating Rate
 Loan Interests
Health Care
 Equipment &
 Services
 Health Care
   Technology  $   853,713 $      --  $       --        $       --  $        --  $    --    $     --  $ --      $  --   $  853,713
Retailing
 Computer &
   Electronics
   Retail          272,963        --          --            23,410           --       --          --    --         --      296,373
Corporate Bonds
 & Notes
Capital Goods
 Industrial
   Machinery       544,547  (214,242)    140,432            40,473     (514,330)   3,120          --    --         --           --
Insurance
 Property
   & Casualty
   Insurance     2,096,179        --     692,593                --           --    4,036          --    --         --    2,792,808
 Reinsurance    12,318,440    (3,767)    254,994         4,210,808   (3,895,246)  52,928          --    --         --   12,938,157
Materials
 Diversified
   Metals
    & Mining            --        --    (601,399)           86,970           --       --     677,453    --         --      163,024
Common Stocks
Capital Goods
 Building
 Products          770,628   199,673    (332,568)               --     (637,733)      --          --    --         --           --
 Industrial
    Machinery          332        --          --                --           --       --          --    --         --          332
Health Care Equipment
 & Services
 Health Care
   Technology          135        --          --             2,446         (135)      --          --    --         --        2,446
Insurance
 Insurance Brokers      23        --          (2)               --           --       --          --    --         --           21
Retailing
 Computer &
  Electronics
   Retail          238,843        --          --                --           --       --          --    --         --      238,843
Preferred Stocks
Insurance
 Insurance
  Brokers        1,848,249        --    (360,474)               --           --       --          --    --         --    1,487,775
   Reinsurance      21,250        --     (21,250)               --           --       --          --    --         --           --
Warrant
Insurance
 Insurance
  Brokers               --**      --          --                --           --       --          --    --         --           --**
------------------------------------------------------------------------------------------------------------------------------------
Total          $18,965,302 $ (18,336) $ (227,674)       $4,364,107  $(5,047,444) $60,084    $677,453  $ --      $  --   $18,773,492
====================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 39

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended September 30, 2016, there were no transfers between Levels 1 and 2. Securities with an aggregate market value of $677,453 transferred from level 2 to level 3 as there were no longer observable inputs available to determine their value.

**   Includes securities that are valued at $0.

Net change in unrealized depreciation of Level 3 investments still held and considered Level 3 at September 30, 2016: $(158,494).

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at September 30, 2016. These amounts exclude valuations provided by a broker.

-------------------------------------------------------------------------------------------------------
                              Fair Value         Valuation           Unobservable       Value/
Asset Type                    9/30/16            Technique (s)       Input              Range
-------------------------------------------------------------------------------------------------------
Senior Secured                $1,150,086         Market              EBITDA
Floating Rate                                    Comparables         Multiples(1)       4X -- 5X
Loan Interests
-------------------------------------------------------------------------------------------------------
Corporate Bonds & Notes       $2,955,832         Market              EBITDA
                                                 Comparables         Multiples(1)       5.5X -- 6X
                                                                     Yield
                                                                     Premium(2)         1.05%
-------------------------------------------------------------------------------------------------------
Common Stocks                 $  241,642         Market              EBITDA
                                                 Comparables         Multiples(1)       4X -- 6X
-------------------------------------------------------------------------------------------------------
Preferred Stocks              $1,487,775         Market              EBITDA
                                                 Comparables         Multiples(1)       5.5X -- 6X
=======================================================================================================

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Semiannual Report | 9/30/16

Statement of Assets and Liabilities | 9/30/16 (unaudited)

ASSETS:
  Investments in securities, at value (cost $432,035,626)                             $421,470,253
  Cash                                                                                   4,346,215
  Foreign currencies, at value (cost $1,302,157)                                         1,361,799
  Restricted cash*                                                                         645,129
  Receivables --
     Investment securities sold                                                            564,092
     Interest                                                                            7,333,359
     Dividends                                                                              34,075
  Variation margin for centrally cleared swap contract                                      29,648
  Unrealized appreciation on credit default swap                                           184,226
  Unrealized appreciation on forward foreign currency contracts                             46,279
  Reinvestment of distributions                                                            179,248
--------------------------------------------------------------------------------------------------
         Total assets                                                                 $436,194,323
--------------------------------------------------------------------------------------------------
LIABILITIES:
  Credit default swaps, premiums received                                             $     64,899
  Payables --
     Credit Agreement                                                                  125,000,000
     Investment securities purchased                                                     6,372,353
     Trustees' fees                                                                            271
     Administration fee                                                                      9,641
     Interest expense                                                                      277,121
  Unrealized depreciation on centrally cleared interest rate swap                          536,481
  Unrealized depreciation on forward foreign currency contracts                             11,488
  Due to affiliates                                                                        183,376
  Accrued expenses                                                                          77,472
--------------------------------------------------------------------------------------------------
        Total liabilities                                                             $132,533,102
--------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                                     $416,091,387
  Distributions in excess of net investment income                                      (2,610,217)
  Accumulated net realized loss on investments, swap contacts, and
     foreign currency transactions                                                     (98,993,164)
  Net unrealized depreciation on investments                                           (10,565,373)
  Net unrealized depreciation on swap contracts                                           (352,255)
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                         90,843
--------------------------------------------------------------------------------------------------
  Net assets applicable to common shareowners                                         $303,661,221
==================================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value (unlimited number of shares authorized)
     Based on $303,661,221 / 29,231,771 shares                                        $      10.39
==================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 41

Statement of Operations (unaudited)

For the Six Months Ended 9/30/16

INVESTMENT INCOME:
  Interest                                                           $16,630,720
  Dividends (net of foreign taxes withheld $5,250)                       306,642
  Loan facility and other income                                         875,112
-------------------------------------------------------------------------------------------------
        Total investment income                                                     $ 17,812,474
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 1,247,804
  Administrative expense                                                  52,628
  Transfer agent fees                                                      6,658
  Shareholder communications expense                                      20,589
  Custodian fees                                                          17,483
  Professional fees                                                       54,775
  Printing expense                                                         5,297
  Trustees' fees                                                           7,015
  Pricing fees                                                            12,755
  Interest expense                                                     1,572,602
  Miscellaneous                                                           30,697
-------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  3,028,303
-------------------------------------------------------------------------------------------------
         Net investment income                                                      $ 14,784,171
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $(4,949,982)
     Swap contracts                                                      (56,585)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                    (14,423)   $ (5,020,990)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $35,753,812
     Swap contracts                                                         (936)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                    223,607    $ 35,976,483
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     swap contracts, and foreign currency transactions                              $ 30,955,493
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $ 45,739,664
=================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Semiannual Report | 9/30/16

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended              Year
                                                                 9/30/16            Ended
                                                                 (unaudited)        3/31/16
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $  14,784,171      $  34,651,558
Net realized gain (loss) on investments, swap contracts,
  and foreign currency transactions                                 (5,020,990)       (30,699,910)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts, and foreign
  currency transactions                                             35,976,483        (39,225,188)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                        $  45,739,664      $ (35,273,540)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income and previously undistributed net
  investment income ($0.52 and $1.34 per share,
  respectively)                                                  $ (15,166,064)     $ (38,877,766)
--------------------------------------------------------------------------------------------------
      Total distributions to common shareowners                  $ (15,166,064)     $ (38,877,766)
--------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                    $   1,187,786      $   1,702,118
--------------------------------------------------------------------------------------------------
  Net increase in net assets from Trust share transactions       $   1,187,786      $   1,702,118
--------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                          $  31,761,386      $ (72,449,188)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                                271,899,835        344,349,023
--------------------------------------------------------------------------------------------------
End of period                                                    $ 303,661,221      $ 271,899,835
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                 $  (2,610,217)     $  (2,228,324)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 43

Statement of Cash Flows (unaudited)

For the Six Months Ended 9/30/16

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                               $  45,739,664
---------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
  Purchases of investment securities                                                 $ (95,454,505)
  Proceeds from disposition and maturity of investment securities                      107,995,740
  Net purchases of temporary cash investments                                          (11,078,839)
  Net accretion and amortization of discount/premium on investment securities           (1,309,591)
  Change in unrealized appreciation on investments                                     (35,753,812)
  Change in unrealized appreciation on credit default swap contracts                        44,956
  Change in unrealized depreciation on centrally cleared interest rate
     swap contracts                                                                        (44,020)
  Change in unrealized appreciation on forward foreign currency contracts and
        foreign currency                                                                  (225,064)
  Net realized loss on investments                                                       4,949,982
  Decrease in restricted cash                                                               64,796
  Decrease in interest receivable                                                        2,642,334
  Decrease in reinvestment of distributions                                                 49,597
  Increase in due to affiliates                                                              9,300
  Decrease in trustees' fees payable                                                          (602)
  Increase in administration fees payable                                                    1,925
  Decrease in accrued expenses payable                                                     (37,128)
  Increase in interest expense payable                                                      20,803
  Decrease in variation margin for centrally cleared swap contracts                        (66,339)
---------------------------------------------------------------------------------------------------
     Net cash and foreign currencies from operating activities                       $  17,549,197
---------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Distributions to shareowners                                                       $ (15,166,064)
  Reinvestment of distributions                                                          1,187,786
---------------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in financing activities                    $ (13,978,278)
---------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                                    $       7,293
---------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
  Beginning of the period                                                            $   2,129,802
---------------------------------------------------------------------------------------------------
  End of the period                                                                  $   5,708,014
---------------------------------------------------------------------------------------------------
Cash Flow Information:
  Cash paid for interest                                                             $   1,551,799
===================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Semiannual Report | 9/30/16

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months                                                      Year
                                                      Ended          Year          Year          Year       Year      Ended
                                                      9/30/16        Ended         Ended         Ended      Ended     3/31/12
                                                      (unaudited)    3/31/16       3/31/15       3/31/14    3/31/13   (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                  $     9.34     $     11.89   $     14.19   $  14.23   $  13.45  $  14.33
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                              $     0.51     $      1.19   $      1.36   $   1.50   $   1.74  $   1.70
   Net realized and unrealized gain (loss) on
      investments, swap contracts, and foreign
      currency transactions                                 1.06           (2.40)        (2.05)      0.12       0.70     (0.92)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                              $       --     $        --   $        --   $  (0.01)  $  (0.01) $  (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $     1.57     $     (1.21)  $     (0.69)  $   1.61   $   2.43  $   0.77
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed
      net investment income                           $    (0.52)*   $     (1.34)* $     (1.61)* $  (1.65)* $  (1.65) $  (1.65)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $     1.05     $     (2.55)  $     (2.30)  $  (0.04)  $   0.78  $  (0.88)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)                    $    10.39     $      9.34   $     11.89   $  14.19   $  14.23  $  13.45
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                       $    10.51     $     10.04   $     12.87   $  17.83   $  16.97  $  16.66
====================================================================================================================================
Total return at market value (c)                           10.20%(d)      (11.37)%      (20.28)%    16.24%     12.65%    11.53%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (e)(f)              2.08%(g)        1.67%         1.33%      1.04%      1.08%     1.05%
   Net investment income before preferred share
     distributions                                         10.17%(g)       11.23%        10.30%     10.70%     13.03%    12.66%
   Preferred share distributions                              --%             --%           --%      0.04%      0.06%     0.05%
   Net investment income available to common
     shareowners                                           10.17%(g)       11.23%        10.30%     10.66%     12.97%    12.61%
Portfolio turnover                                            25%             24%           37%        30%        27%       24%
Net assets of common shareowners, end of period
   (in thousands)                                     $  303,661     $   271,900   $   344,349   $406,884   $404,498  $379,518

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 45

------------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months                                                        Year
                                                    Ended         Year          Year          Year         Year       Ended
                                                    9/30/16       Ended         Ended         Ended        Ended      3/31/12
                                                    (unaudited)   3/31/16       3/31/15       3/31/14      3/31/13    (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)         $         --  $         --  $         --  $     --(h)  $ 151,000  $ 151,000
Asset coverage per preferred share, end of period   $         --  $         --  $         --  $     --(h)  $  91,971  $  87,835
Average market value per preferred share (i)        $         --  $         --  $         --  $     --(h)  $  25,000  $  25,000
Liquidation value, including dividends payable,
   per preferred share                              $         --  $         --  $         --  $     --(h)  $  25,001  $  25,001
Total amount of debt outstanding (in thousands)     $    125,000  $    125,000  $    151,000  $151,000     $      --  $      --
Asset coverage per indebtedness (in thousands)      $      3,429  $      3,175  $      3,280  $  3,419     $      --  $      --
====================================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d)  Not annualized.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f)  Includes interest expense of 1.08%, 0.63%, 0.38%, 0.02%, 0.00%, and 0.00%, respectively.

(g)  Annualized.

(h)  Preferred shares were redeemed during the period.

(i)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Income Trust | Semiannual Report | 9/30/16

Notes to Financial Statements | 9/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 47

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Income Trust | Semiannual Report | 9/30/16

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At September 30, 2016, eleven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 1.92% of net assets. The value of these fair valued securities are $5,835,335.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 49 data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2016, the Trust did not accrue any interest or penalties with

50 Pioneer High Income Trust | Semiannual Report | 9/30/16 respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable to shareholders will be determined at the end of the current taxable year. The tax character of distributions paid to shareowners during the year ended March 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $38,877,766
     ---------------------------------------------------------------------------
          Total                                                     $38,877,766
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $   1,367,650
     Capital loss carryforward                                      (72,302,745)
     Late year loss deferrals                                       (22,325,423)
     Other book/tax temporary differences                            (2,939,980)
     Unrealized depreciation                                        (46,803,268)
     ---------------------------------------------------------------------------
          Total                                                   $(143,003,766)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 51

F.   Insurance-Linked Securities (ILS)

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

52 Pioneer High Income Trust | Semiannual Report | 9/30/16

G.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 53

     The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that cannot be disposed of by the Trust within seven days in the ordinary course of business at approximately the amounts which the Trust values the securities.

     Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of September 30, 2016 are disclosed in the Trust's Schedule of Investments.

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

54 Pioneer High Income Trust | Semiannual Report | 9/30/16

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 55 the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     When the Trust enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment.

     An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at September 30, 2016, and is included in "Restricted cash" in the Statement of Assets and Liabilities, was $118,815.

     Open credit default swap contracts at September 30, 2016 are listed in the Schedule of Investments. The average market value of credit default swap contracts open during the six months ended September 30, 2016 was $136,418.

56 Pioneer High Income Trust | Semiannual Report | 9/30/16

K.   Interest Rate Swap Contracts

     The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Trust negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open interest rate swap contracts at September 30, 2016 are listed in the Schedule of Investments. The average value of interest swap contracts open during the six months ended September 30, 2016 was $(451,430).

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the six months ended September 30, 2016 the net management fee was 0.60% (annualized) of the Trust's average daily managed assets, which was equivalent to 0.86% (annualized) of the Trust's average daily net assets.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 57

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At September 30, 2016, $193,017 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

3. Transfer Agent

American Stock Transfer & Trust Company (AST) serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Forward Foreign Currency Contracts

During the six months ended September 30, 2016, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

The average value of contracts open during the six months ended
September 30, 2016 was $(2,981,767).

Open foreign currency contracts at September 30, 2016, were as follows:

-----------------------------------------------------------------------------------------------
                                         In
Currency                      Currency   Exchange                    Settlement   Unrealized
Sold             Deliver      Purchased  for        Counterparty     Date         Appreciation
-----------------------------------------------------------------------------------------------
GBP              1,293,180    USD        1,724,971  Citibank NA      10/06/16     $46,279
-----------------------------------------------------------------------------------------------
 Total                                                                            $46,279
===============================================================================================

-----------------------------------------------------------------------------------------------
                                         In
Currency                      Currency   Exchange                    Settlement   Unrealized
Sold             Deliver      Purchased  for        Counterparty     Date         Depreciation
-----------------------------------------------------------------------------------------------
EUR              1,006,327    USD        1,129,468  Citibank NA      10/26/16     $ (2,576)
EUR              3,054,681    USD        3,427,380  JPMorgan         10/26/16       (8,912)
                                                    Chase Bank NA
-----------------------------------------------------------------------------------------------
    Total                                                                         $(11,488)
===============================================================================================

EUR    Euro

GBP    Great British Pound

5. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the

58 Pioneer High Income Trust | Semiannual Report | 9/30/16 trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of September 30, 2016:

-------------------------------------------------------------------------------------------------
                          Derivative
                          Assets
                          Subject to     Derivatives   Non-Cash     Cash          Net Amount
                          Master Netting Available     Collateral   Collateral    of Derivative
Counterparty              Agreement      for Offset    Received (a) Received (a)  Assets (b)
-------------------------------------------------------------------------------------------------
Citibank NA               $ 46,279       $ (2,576)     $--          $      --     $ 43,703
JP Morgan Chase Bank NA    184,226         (8,912)      --           (175,314)          --
-------------------------------------------------------------------------------------------------
Total                     $230,505       $(11,488)     $--          $(175,314)    $ 43,703
=================================================================================================

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 59

-------------------------------------------------------------------------------------------------
                          Derivative
                          Liabilities
                          Subject to     Derivatives   Non-Cash     Cash          Net Amount
                          Master Netting Available     Collateral   Collateral    of Derivative
Counterparty              Agreement      for Offset    Pledged (a)  Pledged (a)   Liabilities (c)
-------------------------------------------------------------------------------------------------
Citibank NA               $ 2,576        $ (2,576)     $--          $--           $--
JP Morgan Chase Bank NA     8,912          (8,912)      --           --            --
-------------------------------------------------------------------------------------------------
Total                     $11,488        $(11,488)     $--          $--           $--
=================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2016 was as follows:

60 Pioneer High Income Trust | Semiannual Report | 9/30/16

-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities

                            Interest       Credit     Foreign         Equity    Commodity
                            Rate Risk      Risk       Exchange Risk   Risk      Risk
-------------------------------------------------------------------------------------------
Assets:
 Unrealized
  appreciation on
  credit default swap       $       --     $184,226   $         --    $--       $--
 Unrealized
  appreciation on
  forward foreign
  currency contracts                --           --         46,279     --        --
-------------------------------------------------------------------------------------------
  Total Value               $       --     $184,226   $     46,279    $--       $--
===========================================================================================
Liabilities:
 Unrealized
   depreciation on
   centrally cleared
   interest rate swap       $ (536,481)    $     --   $         --    $--       $--
 Unrealized
   depreciation on
   forward foreign
   currency contracts               --           --        (11,488)    --        --
-------------------------------------------------------------------------------------------
   Total Value              $ (536,481)    $     --   $    (11,488)   $--       $--
===========================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2016 was as follows:

-------------------------------------------------------------------------------------------
Statement of Operations

                            Interest       Credit     Foreign         Equity    Commodity
                            Rate Risk      Risk       Exchange Risk   Risk      Risk
-------------------------------------------------------------------------------------------
Net realized
 gain (loss):
 Swap contracts             $ (107,418)    $  50,833  $          --   $--       $--
 Forward foreign
  currency contracts*               --            --          4,886    --        --
-------------------------------------------------------------------------------------------
  Total Value               $ (107,418)    $  50,833  $       4,886   $--       $--
===========================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts             $   44,020     $ (44,956) $          --   $--       $--
 Forward foreign
  currency contracts*               --            --        217,771    --        --
-------------------------------------------------------------------------------------------
  Total Value               $   44,020     $ (44,956) $     217,771   $--       $--
===========================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 61

7. Trust Shares

Transactions in shares of beneficial interest for the six months ended September 30, 2016 and the year ended March 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                                        9/30/16       3/31/16
--------------------------------------------------------------------------------
Shares outstanding at beginning of period               29,113,714    28,950,654
Reinvestment of distributions                              118,057       163,060
--------------------------------------------------------------------------------
Shares outstanding at end of period                     29,231,771    29,113,714
================================================================================

8. Credit Agreement

The Trust has entered into a Revolving Credit Facility (the Credit Agreement) agreement with Credit Suisse. Loans under the credit agreement are offered at a daily rate equal to the U.S. three-month LIBOR rate plus 0.70%. There is no fixed borrowing limit.

At September 30, 2016, the Trust had a borrowing outstanding under the credit agreement totaling $125,000,000. The interest rate charged at September 30, 2016 was 2.57%. During the six months ended September 30, 2016, the average daily balance was $125,000,000 at an average interest rate of 2.48%. Interest expense of $1,572,602 in connection with the credit agreement is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

9. Subsequent Events

A monthly dividend was declared on October 4, 2016 from undistributed and accumulated net investment income of $0.0850 per share payable October 31, 2016, to shareowners of record on October 18, 2016.

62 Pioneer High Income Trust | Semiannual Report | 9/30/16

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

Results of Shareholder Meeting

At the annual meeting of shareowners held on September 20, 2016, shareowners of Pioneer High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect three Class II Trustees.

--------------------------------------------------------------------------------
Nominee                                        For                 Withheld
--------------------------------------------------------------------------------
Class II
Lisa M. Jones                                  24,772,845.975      1,327,404.014
Lorraine H. Monchak                            24,745,634.863      1,354,615.126
David R. Bock                                  24,899,130.885      1,201,119.104

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 63

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in January 2016 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings in connection with the review of the Trust's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Trust's portfolio manager in the Trust. In May 2016, the Trustees, among other things, reviewed the Trust's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Trust and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

64 Pioneer High Income Trust | Semiannual Report | 9/30/16

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio manager of the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Trust's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Trust's benchmark index. They also discuss the Trust's performance with PIM on a regular basis. It was noted that the Trust's recent performance was improved relative to its peer group and benchmark index. The Trustees' regular reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 65

Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the first quintile relative its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Trust.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with

66 Pioneer High Income Trust | Semiannual Report | 9/30/16 respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Trust and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

                      Pioneer High Income Trust | Semiannual Report | 9/30/16 67

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and Chief
David R. Bock                                 Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

68 Pioneer High Income Trust | Semiannual Report | 9/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                     1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                     Write to

General inquiries, lost dividend checks,                American Stock
change of address, lost stock certificates,             Transfer & Trust
stock transfer                                          Operations Center
                                                        6201 15th Ave.
                                                        Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                       American Stock
                                                        Transfer & Trust
                                                        Wall Street Station
                                                        P.O. Box 922
                                                        New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19432-10-1116



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 28, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 28, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 28, 2016

* Print the name and title of each signing officer under his or her signature.